     As filed with the Securities and Exchange Commission on November 29, 1995.



                                     SCHEDULE 14A
                                    (RULE 14a-101)

                        INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

                                 (Amendment No. ____)



     Filed by the registrant  / X /


     Check the appropriate box:


     / X /  Preliminary proxy statement


     /   /  Definitive proxy statement





                     CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                   ------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)



                     CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                     --------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)


 Payment of filing fee (Check the appropriate box):


     / X / $125 per Rule 14a-6(h) and Item 22(a)(2) under the Securities Exchange Act of 1934 (Previously transmitted by wire transfer)

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

                                                           Hartford, Connecticut
                                                                December 8, 1995

Dear Fellow Shareholders:

    We are pleased to inform you that Connecticut Mutual Investment Accounts, Inc. (the "Company") will shortly become part of the family of mutual funds advised by Oppenheimer Management Corporation ("Oppenheimer"), an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"), subject to consummation of the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into Massachusetts Mutual and approval of the proposals described below. In view of the merger, we invite you to attend a Special Meeting of Shareholders of all series of the Company known as the Liquid Account, the Income Account, the Government Securities Account, the Total Return Account, the Growth Account, the National Municipals Account, the California Municipals Account, the Massachusetts Municipals Account, the New York Municipals Account, the Ohio Municipals Account, the LifeSpan Capital Appreciation Account, the LifeSpan Balanced Account and the LifeSpan Diversified Income Account to be held at 2:00 p.m. Eastern Time on Monday, January 22, 1996 at Connecticut Mutual Life Insurance Company, 878 Main Street (10 State House Square), Hartford, Connecticut.

    You will be asked at this Meeting to consider and approve the following proposals:

        - New Investment Advisory Agreements between the Company, on behalf of each Account (other than the Municipal Accounts), and Oppenheimer.

        - New Investment Subadvisory Agreements among: Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the Capital Appreciation and Balanced Account; Oppenheimer and BEA Associates with respect to each of the Capital Appreciation Account, Balanced Account and Diversified Income Account; and Oppenheimer and Babson-Stewart Ivory International with respect to each of the Capital Appreciation Account and Balanced Account.

        - New Rule 12b-1 distribution plans for each Account (other than the Liquid Account).

        - The election of a new Board of Directors and the continuation of Arthur Andersen, LLP as auditors for the Company.

WHAT DO THESE CHANGES MEAN TO YOU?

    It is anticipated that immediately subsequent to the merger, Massachusetts Mutual will become the nation's fifth largest mutual life insurance company.

    Your Account's Board of Directors believes that Connecticut Mutual's combination with Massachusetts Mutual will make the further substantial resources of a respected mutual fund organization available to your Account. The Board evaluated such factors as Oppenheimer's experience in providing various financial services to investment companies, its experience in the investment company business, its distribution and shareholder servicing capabilities and its reputation, integrity, financial responsibility and stability. The Board received assurances from Oppenheimer that it is adequately capitalized to enable it to provide high quality investment management services. Oppenheimer's commitment has made it a widely recognized name in the mutual fund industry and its existing funds maintain a strong presence in the industry.

PROPOSALS HAVE BEEN APPROVED BY YOUR BOARD OF DIRECTORS

    All of the proposals have been reviewed by the Company's Board of Directors, who are charged with considering the best interests of the shareholders. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT YOU APPROVE, EACH PROPOSAL.

YOUR VOTE IS IMPORTANT!

    Please vote by completing, signing and returning the enclosed proxy ballot card to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have provided a postage-paid envelope.

    If you have questions, please call your Customer Service Representative at 1-800-461-3743, Monday through Friday between 8:00 a.m. and 5:00 p.m. Eastern Time.

                                 Sincerely,
                                 DONALD H. POND, JR.
                                 Chairman

                          PRELIMINARY PROXY MATERIALS

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                               140 GARDEN STREET
                          HARTFORD, CONNECTICUT 06154
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          IN LIEU OF AN ANNUAL MEETING
                            ------------------------

                       CONNECTICUT MUTUAL LIQUID ACCOUNT
                CONNECTICUT MUTUAL GOVERNMENT SECURITIES ACCOUNT
                       CONNECTICUT MUTUAL INCOME ACCOUNT
                    CONNECTICUT MUTUAL TOTAL RETURN ACCOUNT
                       CONNECTICUT MUTUAL GROWTH ACCOUNT
                   CMIA LIFESPAN CAPITAL APPRECIATION ACCOUNT
                         CMIA LIFESPAN BALANCED ACCOUNT
                    CMIA LIFESPAN DIVERSIFIED INCOME ACCOUNT
                        CMIA NATIONAL MUNICIPALS ACCOUNT
                       CMIA CALIFORNIA MUNICIPALS ACCOUNT
                     CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                        CMIA NEW YORK MUNICIPALS ACCOUNT
                          CMIA OHIO MUNICIPALS ACCOUNT

                          TO BE HELD JANUARY 22, 1996

    A Special Meeting of Shareholders in lieu of an Annual Meeting of Connecticut Mutual Investment Accounts, Inc. (the "Company") (telephone 1-800-461-3743), on behalf of the 13 series of the Company consisting of the following five series -- Connecticut Mutual Liquid Account (the "Liquid Account"), Connecticut Mutual Government Securities Account (the "Government Securities Account"), Connecticut Mutual Income Account (the "Income Account"), Connecticut Mutual Total Return Account ("Total Return Account"), and Connecticut Mutual Growth Account ("Growth Account"); three "LifeSpan Accounts" -- CMIA LifeSpan Capital Appreciation Account ("Capital Appreciation Account"), CMIA LifeSpan Balanced Account ("Balanced Account") and CMIA LifeSpan Diversified Income Account ("Diversified Income Account"; and five "Municipal Accounts" -- CMIA National Municipals Account ("National Account"), CMIA California Municipals Account ("California Account"), CMIA Massachusetts Municipals Account ("Massachusetts Account"), CMIA New York Municipals Account ("New York Account") and CMIA Ohio Municipals Account ("Ohio Account") (each, an "Account" and together, the "Accounts"), will be held at Connecticut Mutual Life Insurance

Company, 878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:

(1) To approve the terms of new investment advisory agreements between the Company, on behalf of each Account (other than the Municipal Accounts), and Oppenheimer Management
           Corporation ("Oppenheimer"), the proposed investment adviser to the Accounts. FOR EACH ACCOUNT (OTHER THAN THE MUNICIPAL
           ACCOUNTS) VOTING SEPARATELY AND, WHERE REQUIRED, FOR EACH
           ACCOUNT'S CLASS A AND CLASS B SHAREHOLDERS VOTING
           SEPARATELY.
(2) To approve the terms of new investment subadvisory agreements between:
      (a) Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the Capital Appreciation Account and Balanced Account. FOR CAPITAL APPRECIATION ACCOUNT AND
           BALANCED ACCOUNT VOTING SEPARATELY.
      (b) Oppenheimer and BEA Associates with respect to each of the Capital Appreciation Account, Balanced Account and
           Diversified Income Account. FOR CAPITAL APPRECIATION
           ACCOUNT, BALANCED ACCOUNT AND DIVERSIFIED INCOME ACCOUNT
           VOTING SEPARATELY.
      (c) Oppenheimer and Babson-Stewart Ivory International with respect to each of the Capital Appreciation Account and Balanced Account. FOR CAPITAL APPRECIATION ACCOUNT AND
           BALANCED ACCOUNT VOTING SEPARATELY.
(3) To approve new distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Account
           (other than the Liquid Account), and, where an Account has more than one Class of shares, for each Class of shares of the Account. FOR EACH ACCOUNT VOTING SEPARATELY AND, WHERE
           REQUIRED, FOR EACH ACCOUNT'S CLASS A AND CLASS B
           SHAREHOLDERS VOTING SEPARATELY.
(4) To elect twelve Directors to the Company's Board of Directors. FOR ALL ACCOUNTS VOTING TOGETHER.
(5) To ratify the selection of Arthur Andersen, LLP as the Company's independent public accountants. FOR ALL ACCOUNTS
           VOTING TOGETHER.
(6) To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS

    Shareholders of record as of the close of business on November 24, 1995 are entitled to vote at the Meeting or any adjournment of the Meeting on each matter relating to an Account of which they hold shares. The Proxy Statement and proxy card are being mailed to shareholders on or about December 8, 1995.

                                 ANN F. LOMELI
                                 Secretary

Hartford, Connecticut
December 8, 1995
      -------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

      -------------------------------------------------------------------

                          PRELIMINARY PROXY MATERIALS
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                                    GENERAL

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Connecticut Mutual Investment Accounts, Inc. (the "Company") on behalf of the 13 series of the Company consisting of the following five series -- Connecticut Mutual Liquid Account (the "Liquid Account"), Connecticut Mutual Government Securities Account (the "Government Securities Account"), Connecticut Mutual Income Account (the "Income Account"), Connecticut Mutual Total Return Account ("Total Return Account"), Connecticut Mutual Growth Account ("Growth Account"); three "LifeSpan Accounts" -- CMIA LifeSpan Capital Appreciation Account ("Capital Appreciation Account"), CMIA LifeSpan Balanced Account ("Balanced Account") and CMIA LifeSpan Diversified Income Account ("Diversified Income Account"); and five "Municipal Accounts" -- CMIA National Municipals Account ("National Account"), CMIA California Municipals Account ("California Account"), CMIA Massachusetts Municipals Account ("Massachusetts Account"), CMIA New York Municipals Account ("New York Account") and CMIA Ohio Municipals Account ("Ohio Account") (each, an "Account" and together, the "Accounts"). The proxies will be used at the Special Meeting of the Accounts' shareholders to be held at Connecticut Mutual Life Insurance
Company, 878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern Time. The executive offices of the Company are located at 140 Garden Street, Hartford, Connecticut, and the mailing address of the Company and each of the Accounts is 140 Garden Street, Hartford, Connecticut 06154. EACH ACCOUNT'S ANNUAL REPORT FOR ITS MOST RECENTLY COMPLETED FISCAL YEAR, IF ANY, AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING THE COMPANY OR BY CALLING 1-800-461-3743.

    This Proxy Statement and proxy card are being mailed to shareholders on or about December 8, 1995.

RECORD DATE

    The Board of Directors has fixed the close of business on November 24, 1995 as the record date ("Record Date") for determination of shareholders of each Account entitled to notice of and to vote at the Special Meeting. Shareholders of record are entitled to one vote per share at the Special Meeting or any adjournment of the Meeting relating to their Account. On the Record Date, the following shares of common stock of each Account were outstanding:

 Liquid Account.....................................................   72,393,411
 Government Securities Account
   Class A..........................................................    4,667,953
   Class B..........................................................        2,073
 Income Account
   Class A..........................................................    3,474,682
   Class B..........................................................        5,177
 Total Return Account
   Class A..........................................................   13,642,687
   Class B..........................................................       32,136
 Growth Account
   Class A..........................................................    6,200,316
   Class B..........................................................       18,190
 Capital Appreciation Account
   Class A..........................................................    2,890,935
   Class B..........................................................       25,749
 Balanced Account
   Class A..........................................................    3,634,857
   Class B..........................................................       29,104
 Diversified Income Account
   Class A..........................................................    2,247,111
   Class B..........................................................       15,714
 National Account...................................................      300,157
 California Account.................................................       69,153
 Massachusetts Account..............................................       13,393
 New York Account...................................................       35,415
 Ohio Account.......................................................       35,614
                                                                      -----------
 Total..............................................................  109,733,827

SUMMARY OF VOTING ON PROPOSALS

    Although each Account is participating separately in the Special Meeting, proxies are being solicited through the use of this joint proxy statement.
Shareholders of each Account and, where required, each Class will vote separately as to those Proposals affecting only their Account or Class or affecting an Account or Class differently than other Accounts or Classes. Voting by shareholders of one Account or Class will not affect voting by any other Account or Class on these matters, except to the extent the separate vote of both Classes is required to approve a proposal.

PROPOSAL            ACCOUNT(S) AND CLASS(ES) ENTITLED TO VOTE
---------  ------------------------------------------------------------
    1      Liquid Account will vote separately and Class A and Class B shareholders of each other Account (except for the Municipal
           Accounts) will vote separately.
 (2)(a)    Capital Appreciation Account and Balanced Account will vote separately.
    (b)    Capital Appreciation Account, Balanced Account and
           Diversified Income Account will vote separately.
    (c)    Capital Appreciation Account and Balanced Account will vote separately.
   (3)     Class A and Class B shareholders of each Account (other than
           Liquid Account) will vote separately.
   (4)     All Accounts will vote together.
   (5)     All Accounts will vote together.

                                  INTRODUCTION

    The Meeting is being called to ask shareholders to consider, among other things, proposals affecting their Accounts as a result of an Agreement and Plan of Merger between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to all Accounts except the Municipal Accounts and the current administrator to the Municipal Accounts. The Agreement and Plan of Merger provides for Connecticut Mutual to merge with and into Massachusetts Mutual (the "Merger"). Upon the consummation of the Merger, which is expected to occur during the first three months of 1996, the separate existence of Connecticut Mutual will cease and Massachusetts Mutual will be the surviving company and will continue its corporate existence under the name "Massachusetts Mutual Life Insurance Company." It is anticipated that immediately subsequent to the Merger, Massachusetts Mutual will become the nation's fifth largest mutual life insurance company.

    As a result of the Merger and a favorable vote on the proposals included in this Proxy Statement:

    - Oppenheimer,   an  indirect  subsidiary   of  Massachusetts  Mutual,  will
      immediately become the investment adviser to all Accounts (except the Municipal Accounts) (Proposal 1).

    - Pilgrim, Baxter & Associates, Ltd. will continue to serve as the subadviser to each of Capital Appreciation Account and Balanced Account (Proposal 2a); BEA Associates will continue to serve as the subadviser to each of Capital Appreciation Account, Balanced Account and Diversified Income Account (Proposal 2b); and Babson-Stewart Ivory International, an affiliate of Oppenheimer and Massachusetts Mutual, will immediately become the subadviser to Capital Appreciation Account and Balanced Account (Proposal 2c).

    - A subsidiary of Oppenheimer, Oppenheimer Funds Distributor, Inc. ("OFD"), will become the Accounts' general distributor pursuant to an underwriting agreement and will enter into service and/or distribution agreements with the Accounts (except Liquid Account) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (Proposal 3). (IF APPROVED BY SHAREHOLDERS, THIS CHANGE WILL BECOME EFFECTIVE WITHIN 90 DAYS AFTER THE CONSUMMATION OF THE MERGER.)

    - The nominees selected by the Company's existing Board of Directors will take office contingent upon the closing of the Merger (Proposal 4). (IF APPROVED BY SHAREHOLDERS, THIS CHANGE WILL BECOME EFFECTIVE ON THE 91ST DAY AFTER THE CONSUMMATION OF THE MERGER.)

    In order to provide for the Account's transition to the Oppenheimer family of mutual funds, the Board of Directors has approved a 90 day transition period (the "Transition Period") commencing on the date of the Merger. On the date of the Merger, Oppenheimer will assume responsibility for the management of the Accounts, and the Subadvisers will provide subadvisory services to the respective LifeSpan Accounts. However, during the Transition Period, G.R. Phelps will continue to provide administrative services to the Accounts including the Municipal Accounts, Connecticut Mutual Financial Services, L.L.C. ("CMFS") will continue to serve as the Accounts' distributor and National Financial Data Services will continue to serve as the transfer agent and shareholder servicing agent. At the completion of the Transition Period, OFD will have assumed all responsibilities as the Accounts' distributor and Oppenheimer Shareholder
Services, a division of Oppenheimer, will become the transfer and shareholder servicing agent for the Company's shareholders pursuant to an agreement approved by the Board of Directors. The election of the new members of the Board of Directors will be effective on the 91st day after the consummation of the Merger.

                                   PROPOSAL 1

                    APPROVAL OF THE NEW INVESTMENT ADVISORY
                  AGREEMENTS BETWEEN THE COMPANY, ON BEHALF OF
                         EACH ACCOUNT, AND OPPENHEIMER
                  (FOR ACTION BY SHAREHOLDERS OF EACH ACCOUNT,
                       OTHER THAN THE MUNICIPAL ACCOUNTS,
                     VOTING SEPARATELY OR, WHERE AN ACCOUNT
                       HAS MORE THAN ONE CLASS OF SHARES,
                        BY EACH CLASS VOTING SEPARATELY)

                         PROPOSALS 2(A), 2(B) AND 2(C)

                   APPROVAL OF THE NEW SUBADVISORY AGREEMENTS
          (FOR ACTION BY SHAREHOLDERS OF CAPITAL APPRECIATION ACCOUNT,
       BALANCED ACCOUNT AND DIVERSIFIED INCOME ACCOUNT VOTING SEPARATELY)

SUMMARY

    THE INVESTMENT ADVISORY AGREEMENTS. G.R. Phelps currently serves as investment adviser to each Account pursuant to an investment advisory agreement (the "Existing Advisory Agreement") between the Company, on behalf of each Account (other than the Municipal Accounts), and G.R. Phelps. G.R. Phelps is a wholly-owned subsidiary of DHC, Inc., a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company ("Connecticut Mutual"). DHC, Inc. is a holding company for several Connecticut Mutual subsidiaries. The address of Connecticut Mutual and DHC, Inc. is 140 Garden Street, Hartford, Connecticut 06154.

    The Company is registered as an investment company under the 1940 Act. Under the 1940 Act, an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling G.R. Phelps is deemed to be an "assignment." Therefore, the participation of Connecticut Mutual in the proposed Merger will result in the termination of its Existing Advisory Agreement. In order to assure continuity of investment advisory services to the Accounts in the event the Merger is consummated and the Existing Advisory Agreement with G.R. Phelps is terminated, the Company's Board of Directors, including the Directors who are not
"interested persons" of the Company, Oppenheimer or any subadviser to the Accounts (the "Non-interested Directors"), at a special meeting held on November 17, 1995, voted unanimously to recommend that the shareholders of each Account (other than the Municipal Accounts) approve a new investment advisory agreement between the Company, on behalf of each Account (other than the Municipal

Accounts), and Oppenheimer (each, a "New Advisory Agreement" and together, the "New Advisory Agreements"). Under each New Advisory Agreement, Oppenheimer will provide investment advisory services for the assets of each such Account after the Merger.

    It is anticipated that the current portfolio managers of the Growth Account and the Total Return Account and certain other employees and officers of the Company will become employees of Oppenheimer upon consummation of the Merger and shareholder approval of this Proposal. The portfolio managers of these Accounts will continue to act in that capacity after the Merger.

    Following the Merger, it is anticipated that the shareholders of the Liquid Account, the Government Securities Account and the Income Account will be asked to approve the reorganizations of those respective Accounts into comparable Oppenheimer funds. It is currently expected that those reorganizations will be initiated during the Transition Period. Oppenheimer has informed the Board of Directors that, subject to the approval by the shareholders of the New Investment Advisory Agreements with the Liquid Account, the Government Securities Account and the Income Account, it intends to appoint new portfolio managers to manage the portfolio of investments for those respective Accounts for the period between the Merger and such time as those Accounts may be reorganized into comparable Oppenheimer funds. See further discussion under the caption "The Merger" below. For additional information about the proposed portfolio managers for these Accounts, see APPENDIX A. In the event that the portfolio manager for one or more of the Accounts is changed, the Account's Prospectus and/or Statement of Additional Information will be revised or supplemented as appropriate. No immediate change is currently expected to be made to the investment philosophies and practices of the Accounts as a result of Oppenheimer's becoming the investment adviser.

    THE SUBADVISORY AGREEMENTS. To assist in the management of the assets of several of the Accounts (each, a "Subadvised Account" and together, the "Subadvised Accounts"), G.R. Phelps engaged the services of the following subadvisers (each, a "Subadviser" and together, the "Subadvisers"):

             SUBADVISER                        SUBADVISED ACCOUNT
------------------------------------  ------------------------------------
Pilgrim, Baxter & Associates, Ltd.    Capital Appreciation Account
 ("Pilgrim")                          Balanced Account
BEA Associates ("BEA")                Capital Appreciation Account
                                      Balanced Account Diversified Income
                                      Account
Scudder, Stevens & Clark, Inc.        Capital Appreciation Account
 ("Scudder")                          Balanced Account

    Each Subadviser provides services with respect to that portion of the assets
of   the  respective  Subadvised   Account  allocated  to   such  Subadviser  by

G.R. Phelps pursuant to separate subadvisory agreements among G.R. Phelps, the Company, on behalf of the respective Subadvised Account, and the Subadviser (each, an "Existing Subadvisory Agreement" and together, the "Existing Subadvisory Agreements"). If approved by shareholders, Babson-Stewart Ivory International ("Babson-Stewart") will replace Scudder, the current subadviser to the Capital Appreciation Account and Balanced Account.

    The participation by Connecticut Mutual in the proposed Merger will result in the termination of the Existing Advisory Agreement with G.R. Phelps. A provision in the Existing Advisory Agreement requires that each Existing
Subadvisory Agreement will terminate in the event the Existing Advisory Agreement is terminated. In order to assure continuity of portfolio management services to each Subadvised Account by the respective Subadviser, at the special meeting of the Board of Directors of the Company held on November 17, 1995, the Board, including the Non-interested Directors, voted unanimously to recommend that the shareholders of each Subadvised Account vote to approve a new subadvisory agreement between Oppenheimer and the respective Subadviser (each, a "New Subadvisory Agreement" and together, the "New Subadvisory Agreements").

INFORMATION ABOUT THE NEW INVESTMENT ADVISER AND THE SUBADVISERS

    THE NEW INVESTMENT ADVISER. Oppenheimer and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. Oppenheimer is located at Two World Trade Center, New York, New York 10048-0203. Oppenheimer owns all of the outstanding stock of OFD, Shareholder Services, Inc. and Shareholder Financial Services, Inc. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), which is controlled by Massachusetts Mutual, located at 1295 State Street, Springfield, MA 01111. Massachusetts Mutual also advises pension plans and investment companies. OAC acquired Oppenheimer on October 22, 1990. Oppenheimer is not related to Oppenheimer Capital nor its affiliate, the brokerage firm Oppenheimer & Co., Inc. The common stock of OAC is owned by (i) certain officers and/or directors of Oppenheimer, (ii) Massachusetts Mutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except Massachusetts Mutual. Massachusetts Mutual has been engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++". As of October 31, 1995, Oppenheimer (including a subsidiary) had more than $38 billion in assets under management.

    THE SUBADVISERS. Pilgrim currently serves as Subadviser with respect to a portion of the assets of each of the Capital Appreciation Account and the Balanced Account allocated to it by G.R. Phelps pursuant to separate Existing Subadvisory Agreements and will continue in that capacity for each such Life-Span Account subadvised by Pilgrim if the respective shareholders approve the

New Subadvisory Agreements. Pilgrim, a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation, a publicly held Delaware corporation, is a registered investment adviser and was established in 1982 to provide specialized equity management for institutional investors. As of May 31, 1995, Pilgrim had over $4 billion in assets under management.

    BEA currently serves as Subadviser with respect to a portion of the assets of each of the Capital Appreciation Account, the Balanced Account and the Diversified Income Account allocated to it by G.R. Phelps pursuant to separate Existing Subadvisory Agreements and will continue in that capacity for each such LifeSpan Account subadvised by BEA if the respective shareholders approve the New Subadvisory Agreements. BEA, a general partnership between CS Capital and Basic Appraisals, Inc., is a registered investment adviser and together with its predecessor firms has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds for more than 50 years. As of June 30, 1995, BEA had $28.9 billion in assets under management.

    Following the Merger and subject to shareholder approval it is anticipated that Babson-Stewart will immediately begin to serve as Subadviser with respect to a portion of the assets of each of the Capital Appreciation Account and the Balanced Account allocated to it by Oppenheimer pursuant to the New Subadvisory Agreements. Babson-Stewart is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., Inc., which is an indirect subsidiary of Massachusetts Mutual, and Stewart Ivory & Co.
(International),  Ltd. As of            , 1995, Babson-Stewart had over $
billion in assets under management. Scudder, located at 345 Park Avenue, New York, New York 10154, has served as Subadviser with respect to a portion of the assets of each of the Capital Appreciation Account and Balanced Account since May 1, 1995 pursuant to the Existing Subadvisory Agreements for such Accounts and will continue to serve in that capacity until the Merger, at which time its Subadvisory Agreements will terminate.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER AND THE SUBADVISERS

    For additional information concerning the management, ownership structure and certain other matters pertaining to Oppenheimer and the Subadvisers, see APPENDIX A.

MATERIAL TERMS OF THE NEW ADVISORY AGREEMENTS

    THE NEW ADVISORY AGREEMENTS. If approved by the shareholders of each Account, the New Advisory Agreements will become effective upon the consummation of the Merger, which is expected to occur during the first three months of 1996. The following description of the material terms of the New Advisory Agreements is qualified in its entirety by reference to the form of New

Advisory Agreement (such form is identical for each Account, except for the names of the Accounts and the fee schedules) attached to this Proxy Statement as EXHIBIT A.

    INVESTMENT ADVISORY SERVICES. Under each New Advisory Agreement, Oppenheimer will act as the investment adviser for each Account and will supervise the investment program of each Account. The New Advisory Agreements provide that Oppenheimer will provide or arrange for another entity to provide administrative services for each Account including the completion and maintenance of records, preparation and filing of reports required by the
Securities and Exchange Commission ("SEC"), reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. Oppenheimer will furnish each Account with office space, facilities and equipment and arrange for its employees to be available to serve, at the discretion of the Board of Directors, as officers of the Company. The administrative services to be provided by Oppenheimer under each New Advisory Agreement will be at its own expense. The Existing Advisory Agreement contains a similar provision. During the Transition Period, G.R. Phelps will continue to provide administrative services to each Account, including providing accounting, administrative and clerical personnel and, together with Oppenheimer, monitoring the activities of the transfer agent, custodian and independent auditors of the Accounts.

    EXPENSES. Expenses neither assumed by Oppenheimer under the New Advisory Agreements nor paid by the Accounts' distributor will be paid by the Accounts. Expenses paid by the Accounts include interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of Non-interested Directors, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholder meetings and non-recurring expenses including litigation. The Existing Advisory Agreement contains a similar provision.

    MANAGEMENT FEES. The rate of the advisory fee applicable to each Account under the New Advisory Agreements is the same as the rate applicable under the Existing Advisory Agreement.

    As compensation for its investment advisory services, each Account will pay a monthly fee to Oppenheimer which is based on a stated percentage of the Account's average daily net asset value as follows:

    LIQUID ACCOUNT:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $200,000,000..........................................       0.50%
Next $100,000,000...........................................       0.45%
Amount over $300,000,000....................................       0.40%

   TOTAL RETURN ACCOUNT, GOVERNMENT SECURITIES ACCOUNT, INCOME ACCOUNT
     AND GROWTH ACCOUNT:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------
First $300,000,000..........................................     0.625%
Next $100,000,000...........................................     0.500%
Amount over $400,000,000....................................     0.450%

    CAPITAL APPRECIATION ACCOUNT AND BALANCED ACCOUNT:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $250,000,000..........................................       0.85%
Amount over $250,000,000....................................       0.75%

    DIVERSIFIED INCOME ACCOUNT:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $250,000,000..........................................       0.75%
Amount over $250,000,000....................................       0.65%

    As of the Record Date, the net assets of each Account were: Liquid Account -- $72,409,099; Government Securities Account -- $49,533,188; Income Account -- $33,154,723; Total Return Account -- $216,791,482; Growth Account -- $114,807,583; Capital Appreciation Account -- $32,466,740; Balanced Account -- $40,698,739; and Diversified Income Account -- $23,931,919.

    EXPENSE LIMITATIONS. The New Advisory Agreements contain no expense limitation provisions. However, independent of the New Advisory Agreements, Oppenheimer has voluntarily undertaken that it will reimburse each Account to the extent that the total expenses of the Account in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceeds the most stringent expense limitation applicable to an Account under state laws relating to the registration and sale of the Accounts' shares. At present, the most restrictive limitation by a state limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

    The Existing Advisory Agreement as it relates to the Liquid Account and to the Class A shares of each Account contains a provision requiring G.R. Phelps to reimburse an Account if certain of the Account's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.5% (1.0% in the case of the Liquid Account) of the value of the Account's average daily net assets in any given fiscal year. The Existing Agreement as it relates to the Class B shares of each Account (other than the Liquid Account) contains a provision which is similar to Oppenheimer's voluntary undertaking to reimburse an Account if the Account's annual expenses exceed the most stringent state regulatory limitation applicable to the Account. Neither the Class A nor the Class B expense limitation provisions are contained in the New Advisory Agreements.

    EFFECT OF THE ELIMINATION OF THE CONTRACTUAL AND CERTAIN VOLUNTARY EXPENSE LIMITATIONS.

    INCOME ACCOUNT, GOVERNMENT SECURITIES ACCOUNT, TOTAL RETURN ACCOUNT AND GROWTH ACCOUNT. Under the contractual expense limitation provisions of the Existing Advisory Agreement, G.R. Phelps does not expect to be required to reimburse any expenses for the Government Securities Account, the Income Account, the Total Return Account and the Growth Account during such Accounts' current fiscal year. Had the New Advisory Agreements been in effect for the current fiscal year, Oppenheimer, under its voluntary expense limitation undertaking, would have had no obligation to limit or reimburse the expenses of the Government Securities Account, the Income Account, the Total Return Account or the Growth Account.

    Independent of the Existing Advisory Agreement, G.R. Phelps and the distributor for each Account, CMFS, have voluntarily agreed for the current fiscal year to limit the Income Account's Rule 12b-1 fees applicable to Class A shares to 0.00%, and the Account's other expenses (not including management fees and Rule 12b-1 fees or other class-related expenses) related to the Account's Class A and Class B shares to 0.00% of the Account's average net assets, notwithstanding that the Existing Advisory Agreement does not require them to do so. Without this agreement, the annualized total operating expenses of the Income Account's Class A and Class B shares would have been 1.19% and 1.94%, respectively, for the current fiscal year. As a result of this agreement, the annualized total annual operating expenses for the current fiscal year for the Class A and Class B shares are estimated to be .625% and 1.625%, respectively.

    LIQUID ACCOUNT. G.R. Phelps is required by the Existing Advisory Agreement to limit or reimburse the Liquid Account's expenses for the current fiscal year to 1.00% of the Account's average net assets. G.R. Phelps is effecting the limitation, however, through CMFS' agreement not to impose the Rule 12b-1 distribution fee which the Liquid Account would otherwise be obligated to pay. Had the New Advisory Agreement for Liquid Account been in effect for the current fiscal year, Oppenheimer, unlike G.R. Phelps, would have had no contractual obligation to limit or reimburse the Account's expenses. Adoption of the New Advisory Agreement, however, will not change CMFS's contractual obligation not to impose the Rule 12b-1 distribution fee which the Liquid Account would otherwise be obligated to pay if the Liquid Account's expenses for the current fiscal year exceed 1.00% of the Account's average net assets.

    LIFESPAN ACCOUNTS. The LifeSpan Accounts were first offered to investors on May 1, 1995. Pursuant to the contractual expense limitation provisions of the Existing Advisory Agreement that limits Class A expenses and G.R. Phelps' voluntary agreement to limit Class B expenses, G.R. Phelps has limited the Capital Appreciation Account's and the Balanced Account's total operating expenses to 1.50% and 2.30% of the Account's average daily net assets attributable to the Class A and Class B shares, respectively, and has limited the Diversified Income Account's total operating expenses to 1.50% and 2.25% of the Account's average daily net assets attributable to the Class A and Class B shares, respectively, each for the period from May 1, 1995 to August 31, 1995 (the date of each Account's most recent unaudited financial statements).

    Had the New Advisory Agreements been in effect for such Accounts, Oppenheimer, unlike G.R. Phelps, would have been under no contractual obligation to limit the LifeSpan Account's Class A expenses or to limit Class B expenses. Under the New Advisory Agreements, during this period the annualized total operating expenses for the Class A and Class B shares of each such Account would have been: Capital Appreciation Account -- 2.50% and 3.25%; Balanced Account -- 1.74% and 2.49%; and Diversified Income Account -- 1.71% and 2.46%, respectively.

    For   additional  information  about  the   Accounts'  expenses  under  each
Agreement, see the "Comparative Fee Table" at page 37.

    STANDARD OF CARE. The New Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Advisory Agreements, Oppenheimer will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Advisory Agreements relate. The Existing Advisory Agreement contains a similar provision.

    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposal 1 is approved by the shareholders of each Account, each New Advisory Agreement will remain in effect for an initial period of two years from the date of its execution and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Account is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Account. Each New Advisory Agreement may be terminated without penalty on 60 days' written notice to the other party and will terminate in the event of its assignment. The Existing Advisory Agreement contains a similar provision except that the Agreement may be terminated with respect to an Account without penalty on 60 days' written notice by the Company's Board of Directors, by vote of holders of a majority of the outstanding shares of the respective Account or, on 90 days' written notice, by G.R. Phelps. The New Advisory Agreement may not be amended without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Account (as that term is defined in the 1940 Act). The Existing Advisory Agreement does not contain a specific amendment provision.

    PORTFOLIO TRANSACTIONS AND BROKERAGE. Each New Advisory Agreement contains provisions relating to the selection of broker-dealers including affiliated broker-dealers (as defined in the 1940 Act) ("brokers") for an Account's portfolio transactions. Oppenheimer may use such brokers and may, in its best judgment based on all relevant factors, implement the policy of each Account to achieve best execution of portfolio transactions. While Oppenheimer need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Account as established by its Board of Directors and the provisions of the New Advisory Agreements. The Existing Advisory Agreement contains similar provisions except that it does not permit the use of affiliated broker-dealers.

    Each New Advisory Agreement also provides that, consistent with obtaining the best execution of an Account's portfolio transactions, Oppenheimer, in the interest of an Account, may select brokers (other than affiliated brokers) because they provide brokerage and/ or research services to an Account and/or other accounts of Oppenheimer. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by Oppenheimer that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or Oppenheimer's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by Oppenheimer for the benefit of an Account or other of its advisory clients. To show that the determinations were made in good faith, Oppenheimer must be prepared to show that the amount of such commissions paid over a representative period selected by the Board of Directors was reasonable in relation to the benefits to an Account. Each New Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for an Account provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Account's Board of Directors under applicable SEC rules. The Existing Advisory Agreement contains similar provisions except that it does not permit the use of affiliated broker-dealers.

    THE EXISTING ADVISORY AGREEMENT. G.R. Phelps provides investment advisory services to the Accounts pursuant to the Existing Advisory Agreement. The Existing Advisory Agreement was last approved by: (i) shareholders of the Liquid Account on August 19, 1985 (voting to approve an increase in the advisory fees paid by that Account); (ii) shareholders of the Government Securities Account, Income Account, Total Return Account and Growth Account on March 13, 1986; and
(iii) the initial shareholders of the LifeSpan Accounts on May 1, 1995 in connection with the commencement of those Accounts' operations. The Existing Advisory Agreement has been approved annually by the Board of Directors and was most recently approved on behalf of each Account by the Company's Board of Directors, including the Non-interested Directors, at a meeting held on September 26, 1995, when the Existing Advisory Agreement was renewed for the period ending October 30, 1996.

    During the Company's fiscal year ended December 31, 1994, each Account paid advisory fees to G.R. Phelps as follows:

ACCOUNT                                        AMOUNT OF ADVISORY FEE
------------------------------  ----------------------------------------------------
Liquid Account................  $    385,774  (0.50% of the Account's average daily
                                              net assets)
Income Account................  $    304,391  (0.625% of the Account's average daily
                                              net assets)
Government Securities
 Account......................  $    460,523  (0.625% of the Account's Account
                                              average daily net assets)
Total Return Account..........  $  1,173,401  (0.625% of the Account's average daily net assets)
Growth Account................  $    447,812  (0.625% of the Account's average daily
                                              net assets)

    Shares of the LifeSpan Accounts were first offered to the public on May 1, 1995 and as of August 31, 1995 these Accounts paid advisory fees to G.R. Phelps as follows:

ACCOUNT                                     AMOUNT OF ADVISORY FEE (ANNUALIZED)
--------------------------------------  --------------------------------------------
Capital Appreciation Account..........  $   75,904  (0.85% of the Account's average
                                                    daily net assets)
Balanced Account......................  $  100,551  (0.85% of the Account's average daily net assets)
Diversified Income Account............  $   52,915  (0.75% of the Account's average
                                                    daily net assets)

MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENTS WITH PILGRIM AND BEA

    THE NEW SUBADVISORY AGREEMENTS WITH PILGRIM AND BEA. The material terms of the New Subadvisory Agreements with Pilgrim and BEA are identical to those of the corresponding Existing Subadvisory Agreement, except for the fact that the Company is not a party to the New Subadvisory Agreements, and except for the identity of the investment adviser and the dates of execution and termination. ACCORDINGLY, THE RATE OF THE SUBADVISORY FEE PAID BY OPPENHEIMER TO PILGRIM AND BEA IS IDENTICAL TO THE RATE OF THE SUBADVISORY FEE WITH RESPECT TO EACH SUBADVISED ACCOUNT UNDER THE EXISTING SUBADVISORY AGREEMENTS. THESE SUBADVISED ACCOUNTS ARE NOT RESPONSIBLE FOR PAYMENT OF THE SUBADVISORY FEES. THE ENTIRE SUBADVISORY FEE IS PAID DIRECTLY TO THE RESPECTIVE SUBADVISER BY OPPENHEIMER.

    The following description of the material terms of the New Subadvisory Agreements for Pilgrim and BEA is qualified in its entirety by reference to the forms of New Subadvisory Agreement for Pilgrim and BEA, respectively, attached to this Proxy Statement as EXHIBIT B. Such forms are identical for each such Subadviser and the LifeSpan Accounts it subadvises, except for the names of the Accounts and the fee schedules.

    INVESTMENT ADVISORY SERVICES. Subject to the oversight of Oppenheimer, each Subadviser will provide the respective Subadvised Account with advice concerning the investment management of that portion of the Account's assets allocated to it by Oppenheimer. The Subadviser will determine what securities will be purchased, held or sold on behalf of the respective Subadvised Account.

    SUBADVISORY FEES. In the event the advisory fee payable to Oppenheimer is required to be reduced by an applicable regulatory expense limitation of any jurisdiction where the respective Account's shares are offered for sale, the amount payable by Oppenheimer to Pilgrim and BEA shall be reduced by a proportionate amount. As compensation for its services, Oppenheimer will pay a quarterly fee to BEA and Pilgrim which is based on a stated percentage of that portion of the respective Subadvised Account's average daily net assets allocated to that Subadviser as follows:

    NEW AND EXISTING SUBADVISORY AGREEMENTS WITH BEA (CAPITAL APPRECIATION ACCOUNT, BALANCED ACCOUNT AND DIVERSIFIED INCOME ACCOUNT):

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $25 million...........................................       0.45%
Next $25 million............................................       0.40%
Next $50 million............................................       0.35%
Over $100 million...........................................       0.25%

    For purposes of calculating the fee payable to BEA, the net asset values of that portion of the assets of each LifeSpan Account subadvised by BEA are aggregated with that portion of the net asset value of the assets of the portion of the portfolios of Connecticut Mutual Financial Services Series Fund I, Inc. ("Series Fund I") managed by BEA. Series Fund I is an open-end investment company currently managed by G.R. Phelps.

    Shares of the LifeSpan Accounts subadvised by BEA were first offered to the public on May 1, 1995 and, as of August 31, 1995, G.R. Phelps paid total subadvisory fees to BEA of $16,189 for Capital Appreciation Account, Balanced Account and Diversified Income Account, representing 0.45% (annualized) of the combined average daily net assets of the three Accounts.

    NEW AND EXISTING SUBADVISORY AGREEMENTS WITH PILGRIM (CAPITAL APPRECIATION ACCOUNT AND BALANCED ACCOUNT):

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
All assets..................................................       0.60%

    For purposes of calculating the fee payable to Pilgrim, the net asset values of that portion of the assets of each LifeSpan Account subadvised by Pilgrim are aggregated with that portion of the net asset value of the assets of the portion of the portfolios of Series Fund I managed by Pilgrim.

    Shares of the LifeSpan Accounts subadvised by Pilgrim were first offered to the public on May 1, 1995 and, as of August 31, 1995, G.R. Phelps paid total subadvisory fees to Pilgrim of $22,597 for Capital Appreciation Account and Balanced Account, representing 0.60% (annualized) of the combined average daily net assets of both Accounts.

    EXPENSES. Each Subadviser bears its own costs of providing services under the respective New Subadvisory Agreement and has no responsibility for paying any expenses on behalf of the Subadvised Account including brokerage and other expenses incurred in placing orders for the purchase and sale of securities.

    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposals 2(a) and 2(b) are approved by the shareholders of the respective Subadvised Accounts, each New Subadvisory Agreement will remain in effect for two years from the date it was executed and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Account is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Account. Each New Subadvisory Agreement may be terminated without penalty on 60 days' written notice (i) by the Company's Board of Directors, (ii) by vote of holders of a majority of the outstanding shares of the respective Subadvised Account, (iii) by Oppenheimer, or, (iv) on 90 days' written notice, by Pilgrim or BEA, and will terminate in the event of its assignment. The New Subadvisory Agreements may not be amended without the affirmative vote of the holders of a majority of the outstanding voting securities of the Account (as that term is defined in the 1940 Act).

    STANDARD OF CARE. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties, Pilgrim is not subject to liability to the LifeSpan Accounts subadvised by Pilgrim, Oppenheimer, the Company, or to any shareholder of such Accounts for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    Pilgrim has agreed to indemnify Oppenheimer and hold Oppenheimer harmless from, against, for and in respect to losses, damages, costs and expenses incurred by Oppenheimer, including attorneys' fees reasonably incurred, in the event of Pilgrim's willful misfeasance, bad faith or negligence in the performance of its duties or obligation hereunder or by reason of its reckless disregard of such duties or obligations; provided, however, that Oppenheimer shall not be so indemnified for such losses, damages, costs and expenses, including such attorneys' fees, to the extent they result from its willful misfeasance, bad faith or negligence. Oppenheimer has agreed to indemnify and hold harmless Pilgrim to the same extent and subject to the same limitations as Pilgrim has agreed to indemnify and hold harmless Oppenheimer.

    BEA will not be liable for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Accounts subadvised by BEA, if such activities were made with due care and in good faith. Nothing in the New Subadvisory Agreement, however, will protect BEA if it negligently causes the LifeSpan Accounts subadvised by BEA, to be in violation of applicable statutes, rules, regulations, documents governing the operation of such Accounts, or requirements under the Internal Revenue Code. BEA will be liable for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Subadvisory Agreement. BEA has agreed to indemnify Oppenheimer to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by Oppenheimer resulting in whole or in part from any activities by BEA described above.

    MISCELLANEOUS PROVISIONS.   The  New Subadvisory  Agreements with  BEA  also
specifically appoint BEA as agent for Oppenheimer and the LifeSpan Accounts subadvised by BEA with respect to certain discretionary corporate actions relating to securities of the LifeSpan Accounts subadvised by BEA and provide that BEA will not be liable to Oppenheimer or the LifeSpan Accounts subadvised by BEA for failure to exercise such discretion in the absence of willful misfeasance, bad faith or negligence.

    Each of the Existing Subadvisory Agreements was approved by the Company's Board of Directors on behalf of Pilgrim and BEA on April 24, 1995 and by the initial shareholder of each Subadvised Account on May 1, 1995.

MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENTS WITH BABSON-STEWART

    THE NEW SUBADVISORY AGREEMENTS WITH BABSON-STEWART (CAPITAL APPRECIATION ACCOUNT AND BALANCED ACCOUNT). The material terms of the New Subadvisory Agreements with Babson-Stewart (the "Babson-Stewart Subadvisory Agreements") are similar to those of the corresponding Existing Subadvisory Agreements with Scudder. Material changes are highlighted below. NO LIFESPAN ACCOUNT SUBADVISED BY BABSON-STEWART WILL BE RESPONSIBLE FOR PAYING THE SUBADVISORY FEE DIRECTLY TO BABSON-STEWART. INSTEAD, OPPENHEIMER WILL BE RESPONSIBLE FOR PAYMENT OF SUCH FEES.

    The following description of the material terms of the Babson-Stewart Subadvisory Agreements is qualified in its entirety by reference to the form of Babson-Stewart Subadvisory Agreement attached to this Proxy Statement as EXHIBIT C.

    INVESTMENT ADVISORY SERVICES. Subject to the oversight of Oppenheimer, Babson-Stewart will provide each LifeSpan Account subadvised by Babson-Stewart with advice concerning the investment management of the Account's assets allocated to it by Oppenheimer. Babson-Stewart will determine what securities will be purchased, held or sold on behalf of the respective Subadvised Account.

    NEW SUBADVISORY FEES. As compensation for its services, Oppenheimer will pay a monthly fee to Babson-Stewart which is based on a stated percentage of that portion of each of Capital Appreciation Account's and Balanced Account's average daily net assets allocated to Babson-Stewart as follows:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------
First $10 million...........................................     0.75%
Next $15 million............................................     0.625%
Next $25 million............................................     0.50%
Over $50 million............................................     0.375%

    The breakpoints in the subadvisory fee payable by Oppenheimer to Babson-Stewart apply to the average daily net asset value of that portion of the assets of each LifeSpan Account subadvised by Babson-Stewart separately. The portion of the net assets of these Accounts allocated to Babson-Stewart will not be aggregated in applying these breakpoints.

    EXISTING SUBADVISORY FEES. As compensation for its services, G.R. Phelps currently pays a quarterly fee to Scudder which is based on a stated percentage of that portion of each of Capital Appreciation Account's and Balanced Account's average daily net assets allocated to Scudder as follows:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $10 million...........................................       0.75%
Next $15 million............................................       0.70%
Next $15 million............................................       0.65%
Next $60 million............................................       0.50%
Over $100 million...........................................       0.35%

    Although G.R Phelps pays a separate fee to Scudder with respect to each LifeSpan Account, for purposes of applying the breakpoints in the subadvisory fee currently payable to Scudder with respect to each such Account, the average daily net assets of the portion of all of such Accounts managed by Scudder are aggregated.

    Shares of the Capital Appreciation Account and Balanced Account were first offered to the public on May 1, 1995 and, as of August 31, 1995, G.R. Phelps paid total subadvisory fees to Scudder of $25,965 for Capital Appreciation Account and Balanced Account, representing 0.75% (annualized) of the portion of the combined average daily net assets of both Accounts managed by Scudder.

    EXPENSES. Babson-Stewart bears its own costs of providing services under the Babson-Stewart Subadvisory Agreements and has no responsibility for paying any expenses on behalf of Capital Appreciation Account and Balanced Account. Each Existing Subadvisory Agreement with Scudder contains a substantially similar provision.

    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposal 2(c) is approved by the shareholders of Capital Appreciation Account and Balanced Account, each Babson-Stewart Subadvisory Agreement will remain in effect for two years from the date it was executed and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Account is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Account. Each Babson-Stewart Subadvisory Agreement may be terminated without penalty on 60 days' written notice (i) by the Company's Board of Directors, (ii) by vote of holders of a majority of the outstanding shares of the respective LifeSpan Account subadvised by Pilgrim, (iii) by Oppenheimer, or (iv) on 90 days' written notice by Babson-Stewart. Each Babson-Stewart Subadvisory Agreement will terminate in the event of its assignment. The Babson-Stewart Subadvisory Agreements may not be amended without the affirmative vote of the holders of a majority of the outstanding voting securities of the Account (as that term is defined in the 1940 Act). The Existing Subadvisory Agreements with Scudder contain substantially similar provisions.

    STANDARD OF CARE. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the Babson-Stewart Subadvisory Agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors or omissions in connection with any matters to which the Babson-Stewart Subadvisory Agreements relate.

    The Existing Subadvisory Agreements with Scudder contain provisions that are similar to those of the Babson-Stewart Subadvisory Agreements. Specifically, the Existing Subadvisory Agreements with Scudder provide that Scudder will not be liable for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of a LifeSpan Account subadvised by Scudder, if such activities were made with due care and in good faith. Nothing in the Existing Subadvisory Agreements, however, will protect Scudder if it negligently causes a LifeSpan Account subadvised by Scudder to be in violation of applicable statutes, rules, regulations, documents governing the operation of such Accounts, or requirements under the Internal Revenue Code. Scudder is liable for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Existing Subadvisory Agreements. Scudder has agreed to indemnify G.R. Phelps to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by G.R. Phelps resulting in whole or in part from any activities by Scudder described above.

    MISCELLANEOUS PROVISIONS. The Babson-Stewart Subadvisory Agreements provide that Babson-Stewart will provide officers to the Company as the Company's Board of Directors may request and at Babson-Stewart's expense. There is no similar provision in the Existing Subadvisory Agreements with Scudder.

    Each of the Existing Subadvisory Agreements with Scudder was approved by the Company's Board of Directors on behalf of the LifeSpan Account subadvised by Scudder on April 24, 1995 and by the initial shareholder of each LifeSpan Account subadvised by Scudder on May 1, 1995.

DIRECTORS' EVALUATION AND RECOMMENDATION

    THE DIRECTORS OF THE COMPANY RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS OF EACH ACCOUNT (OTHER THAN THE MUNICIPAL ACCOUNTS) APPROVE THEIR RESPECTIVE NEW ADVISORY AGREEMENT.

    THE DIRECTORS OF THE COMPANY RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS OF THE CAPITAL APPRECIATION ACCOUNT, THE BALANCED ACCOUNT AND THE DIVERSIFIED INCOME ACCOUNT APPROVE THEIR RESPECTIVE NEW SUBADVISORY AGREEMENTS.

EVALUATION BY THE BOARD OF DIRECTORS

    The Board of Directors has determined unanimously that long-term continuity and efficiency of management services after the Merger can best be assured by approving New Advisory Agreements for each Account and New Subadvisory Agreements on behalf of the Subadvised Accounts. The Board believes that the New Advisory and Subadvisory Agreements will enable the Accounts to obtain services of high quality at costs which they deem appropriate and reasonable and that approval of the Agreements is in the best interests of the Accounts and their shareholders.

    In evaluating the New Advisory Agreements and the Babson-Stewart Subadvisory Agreement, the Board of Directors requested and reviewed, with the assistance of its independent legal counsel, materials furnished by Oppenheimer and Babson-Stewart. These materials included financial statements as well as other written information regarding Oppenheimer and Babson-Stewart and their personnel, operations, and financial condition. Consideration was given to comparative information concerning the current fees and expenses of the Accounts under the Existing Advisory Agreements and the amount of the fees and expenses the Accounts would have paid if the New Advisory Agreements had been in effect during the current fiscal year. See the "Comparative Fee Table" below. Consideration was also given to comparative information concerning other mutual funds with similar investment objectives including information derived from data prepared by Lipper Analytical Services, Inc. Attached to this Proxy Statement as APPENDIX A is a list of other funds managed by Oppenheimer that have similar investment objectives to those of the Accounts, their net assets and the rate of the advisory fee paid to Oppenheimer. Similar information is provided in APPENDIX A for Babson-Stewart.

    The Board of Directors also reviewed the terms and provisions of the New Advisory Agreements and the Babson-Stewart Subadvisory Agreement and compared them to the existing management arrangements as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits Oppenheimer would obtain from its relationship with the Accounts and the economies of scale over time in costs and expenses to Oppenheimer associated with its providing such services.

    The Board of Directors also considered the terms of the Merger and the possible effects of the Merger upon Oppenheimer and its ability to provide services to the Accounts. The Board evaluated such factors as Oppenheimer's experience in providing various financial services to investment companies, its experience in the investment company business, its distribution and shareholder servicing capabilities and its reputation, integrity, financial responsibility and stability.

    The Board also considered in determining to approve the New Advisory Agreements that shareholders of the Accounts would be able to exchange their shares after the Transition Period for a wider variety of portfolios within the Oppenheimer funds' family than are currently available to shareholders of the Accounts within the Connecticut Mutual family. The Board determined that Oppenheimer's assumption of the investment management function for the Accounts would in all likelihood offer the Accounts continued effective advisory services and capabilities. The Board considered the performance record of the mutual funds managed by Oppenheimer and the fact that Oppenheimer has considerable staffing resources available to provide management services to the Accounts. The Board of Directors was advised by Oppenheimer that currently it was not recommending changes in the Accounts' investment objectives and policies. The Board also noted the assurances it received from Oppenheimer that it is adequately capitalized to enable it to provide high quality investment management services.

    The Board of Directors reviewed the terms and provisions of the New Subadvisory Agreements with Pilgrim and BEA and considered the following factors in determining to approve the New Subadvisory Agreements with Pilgrim and BEA:
(a) the identical material terms, including the subadvisory fee rate, under both the New Subadvisory Agreements and the Existing Subadvisory Agreements; (b) the identical nature and quality of services that will continue to be provided by the respective Subadviser to the affected Account; and (c) the retention by each Subadviser of the services of all the investment management personnel and employees currently providing investment subadvisory services to the affected Accounts.

    Based upon its review, the Board of Directors concluded that the terms of the New Advisory and Subadvisory Agreements are reasonable, fair and in the best interests of the Accounts and their shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining Oppenheimer to serve as investment adviser to the Accounts and Oppenheimer's contracting with Pilgrim, BEA and Babson-Stewart to serve as the Subadvisers to the Subadvised Accounts after the Merger is desirable and in the best interests of the Accounts and their shareholders.

    If the New Advisory Agreements are approved by the shareholders of each Account and, where required, each Class, Oppenheimer will serve as investment adviser to each Account and the New Advisory Agreements will take effect with respect to all Subadvised Accounts upon the consummation of the Merger which is expected to occur during the first three months of 1996 after receipt by the parties to the Merger of the required regulatory approvals. If the Merger is not consummated, the Board of Directors has determined that the Existing Advisory Agreement will continue in effect and G.R. Phelps will continue to serve as investment adviser to each Account, notwithstanding an affirmative vote by shareholders on this Proposal. If the New Advisory Agreement is not approved by the shareholders of one or more of the Accounts or, where required, by shareholders of a Class of such Account or Accounts, and the Merger is consummated, the Existing Advisory Agreement will terminate with respect to that Account or Accounts and no person will then serve as investment adviser to that Account or Accounts. In such event, the Board of Directors will determine what further action should be taken. Such action may include the appointment of Oppenheimer or another advisory organization to serve as investment adviser on an interim basis.

    If the shareholders of one or more of the Subadvised Accounts do not approve the New Subadvisory Agreements with respect to an Account or Accounts and the Merger is consummated, the Existing Subadvisory Agreements with respect to such Account or Accounts will terminate and no person will serve as subadviser to such Account or Accounts. In such event, the Board of

Directors will determine what action, if any, to take. Such action may include the assumption by Oppenheimer of sole responsibility for portfolio management for the affected Account or Accounts.

    The Board also considered the benefit to the Accounts of the Transition Period which will permit the orderly assumption by OFD and Oppenheimer
Shareholder Services of their respective distribution and transfer agency responsibilities.

VOTE REQUIRED

    Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities ("Majority Shareholder Vote") of each Account and, in the case of all of the Accounts other than Liquid Account, the Class A and Class B shares of each such Account voting separately on the Proposal, as defined in the 1940 Act, which means the lesser of (1) 67 percent or more of the shares of the Account or Class represented at a shareholders' meeting if at least 50 percent of all outstanding shares of the Account and, where required, Class are represented at such meeting or (2) 50 percent or more of the outstanding shares of the Account or Class entitled to vote at the Meeting. Approval of each of Proposals 2(a), 2(b) and 2(c) requires a Majority Shareholder Vote of each Subadvised Account voting separately on the Proposals affecting that Account.

                                   PROPOSAL 3
             APPROVAL OF NEW SERVICE AND/OR DISTRIBUTION PLANS FOR
                   CLASS A AND CLASS B SHARES OF EACH ACCOUNT
                          (OTHER THAN LIQUID ACCOUNT)
                       (FOR ACTION BY CLASS A AND CLASS B
                         SHAREHOLDERS OF EACH ACCOUNT)

GENERAL

    IF PROPOSAL 1, REGARDING THE NEW ADVISORY AGREEMENTS, IS APPROVED, PROXIES NOT INDICATING A CONTRARY INTENTION WILL BE VOTED IN FAVOR OF APPROVING A NEW SERVICE AND/OR DISTRIBUTION PLAN (EACH, A "NEW PLAN" AND TOGETHER, THE "NEW PLANS") WITH OFD PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT FOR CLASS A AND CLASS B SHARES OF EACH ACCOUNT (OTHER THAN LIQUID ACCOUNT). OFD is located at Two World Trade Center, New York, New York 10048-0203. The shareholders of the Liquid Account are not being asked to vote on this Proposal 3. During the Transition Period, CMFS will continue to serve as distributor to the Liquid Account pursuant to the terms of the existing Rule 12b-1 distribution plan for the Liquid Account.

    The form of each New Plan for Class A shares1 (the "New Class A Plan") is attached as EXHIBIT D. The form of each New Plan for Class B shares (the "New Class B Plan") is attached as EXHIBIT E. The New Plans were approved unanimously on November 17, 1995 by the Directors, including the Non-interested Directors, subject to approval by shareholders. Shareholders of each Account will vote separately by Class on the approval of the New Plan with respect to that Class. The following summary is qualified in its entirety by the provisions of EXHIBITS D and E.

    The New Plans set forth the terms and conditions on which each Account will pay certain fees to OFD in connection with the services that OFD will provide to shareholders of the Accounts. If the New Plans are approved by shareholders, the Plans will become effective at the closing of the Transition Period and the corresponding current distribution plans (the "Current Plans") with CMFS will terminate.

    The Current Plans for Class A and Class B shares and the New Class A Plans are "reimbursement type" plans under which the shares reimburse the distributor for its actual expenditures in distributing shares and servicing accounts. The New Class B Plans are "compensation type" plans under which the Class B shares compensate OFD for its services in distributing shares and servicing accounts. Accordingly, the aggregate fees paid under the New Class B Plans which represent a flat fee, may be higher than the fees that could be incurred and reimbursed under the Current Plans for Class B shares. However, the maximum fee rates are the same under both the New and Current Class B Plans.

RULE 12B-1 SERVICE AND DISTRIBUTION FEES

    CLASS A SHARES. The fees payable by the Class A shares of each Account under the New Class A Plans will be at the same maximum rate as is provided in the Current Plans, although the services provided differ slightly. The fees under each New Class A Plan will consist of a service fee at the annual rate of up to 0.25% of the Class A shares of the Accounts, rather than a combined service and distribution fee at the annual rate of up to 0.25% of the average net assets of the Class A shares under the Current Plans. With respect to the Class A shares of the Government Securities Account, Income Account and each Municipal Account, CMFS had temporarily agreed not to impose any fees to which it would otherwise be entitled under the Current Plans for the current fiscal year. CMFS's voluntary agreement has no binding effect on Oppenheimer.

------------------------
(1) The Municipal Accounts have a single class of shares and all references to Class A shares and the New Class A Plan are intended to include that class.

    CLASS B SHARES. The fees payable by the Class B shares of each Account (other than the Municipal Accounts) under the New Plans will be at the same maximum rate as is provided in the Current Plan. However, the aggregate fees paid under the New Class B Plans may be higher because the Current Plans permit fees to be paid only to the extent of CMFS' actual distribution and service expenditures, while the New Class B Plans permit fees to be paid at the annual rate for OFD's services. The fees under each New Class B Plan will consist of a service fee which will be at the annual rate of 0.25% of the average net assets of the Class B shares and a distribution fee which will be at the annual rate of 0.75% of the Class B shares.

AUTHORIZED PAYMENTS

    OFD will be authorized under the New Plans to pay broker-dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the New Plans will compensate OFD and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the New Class B Plans will compensate OFD and the Recipients for providing distribution assistance in connection with the sale of Class B shares. Affiliates of OFD are eligible to qualify as Recipients and receive payments accordingly. The New Plans provide that additional payments may be made by Oppenheimer or by OFD to the Recipients from its own resources or from borrowings.

AMENDMENT AND TERMINATION PROVISIONS

    Like the Current Plans, the New Plans may not be amended to increase materially the amount of payments to be made without the approval of the shareholders of the affected Class, and, where required, the relevant Class of shareholders of an Account. Class B shareholders will be entitled to vote on an amendment to a New Class A Plan into which Class B shares may convert at some future date if the amendment would materially increase the fees paid under the New Class A Plan.

    If the New Plans are approved by a separate vote of the relevant Class, each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Directors and a majority of the Non-interested Directors who have no direct or indirect individual financial interest in the operation of the New Plans or any agreements related thereto (the "Qualified Directors"). The New Plans may be terminated at any time by vote of a majority of the Qualified Directors or by a vote of a majority of the shares of the relevant Class. In the event of such termination, the Board including the Qualified Directors shall determine whether OFD is entitled to payment by an Account of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

REGULATORY LIMITATIONS

    The service fee and the distribution fee payable under the New Plans, like the fees payable under the Current Plans, are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plans are intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Directors who are not "interested persons" of the Company be committed to the discretion of the Qualified Directors and that the Directors receive quarterly reports on the payments made under the Plans and the purposes of those payments.

CURRENT AND PROPOSED SALES ARRANGEMENTS

    Class A shares of the Accounts are sold with an initial sales load except that purchases of Class A shares in the amount of $500,000 or more are sold without an initial sales load but are subject to a contingent deferred sales charge ("CDSC") of 1% if the shares are redeemed within one year after the end of the calendar month of their purchase. However, OFD and the Accounts will continue to give effect to the $500,000/12 month provisions of the Class A CDSC arrangement for those shareholders who purchased subject to that arrangement prior to the Transition Period, as long as the investment remains in one of the Accounts. If the shares are exchanged to one of the Oppenheimer funds, the sales and CDSC arrangements in the prospectuses of those funds will apply instead. After the Transition Period, Class A shares purchased in amounts of $1 million or more ($500,000 or more for Oppenheimer funds' 401(k) plans) will be sold without an initial sales load but will be subject to a CDSC of up to 1% as to any shares redeemed within 18 months of the end of the calendar month of their purchase.

    After the Transition Period the maximum initial sales load applicable to purchases of less than $25,000 of Class A shares of the Growth Account, the Total Return Account, the Capital Appreciation Account and the Balanced Account will be 5.75%. The maximum initial sales load applicable to purchases of less than $50,000 of Class A shares of the other Accounts (except Liquid Account) will be 4.75%. No additional sales loads will be imposed on Class A shares owned on the date of the Merger.

    Class B shares of the Accounts are sold without an initial sales load but are subject to a maximum CDSC of 5.00% if redeemed within one year after the end of the calendar month of purchase. The CDSC declines to 0 after the shares have been held for 6 years. Class B shares automatically convert to Class A shares of the same Account eight years after the end of the calendar month in which the shares were purchased. Class A shares of the Accounts may be exchanged for Class A shares of any other Account or for shares of the Liquid Account and Class B shares of the Accounts may be exchanged for Class B shares of any other Account or shares of the Liquid Account.

    The CDSC applicable to Class B shares of the Accounts before and after the Merger is as follows:

                                                                                CDSC AFTER THE
REDEMPTION DURING                                               CURRENT CDSC        MERGER
-------------------------------------------------------------     -------      -----------------
1st Year Since Purchase......................................           5%                5%
2nd Year Since Purchase......................................           5%                4%
3rd Year Since Purchase......................................           4%                3%
4th Year Since Purchase......................................           4%                3%
5th Year Since Purchase......................................           2%                2%
6th Year Since Purchase......................................           1%                1%
Thereafter...................................................           0%                0%

    In addition, effective after the end of the Transition Period, the Class B shares will convert to Class A shares automatically 6 years after purchase instead of the 8 years under current arrangements. In certain cases the Class B CDSC of the Accounts is waived for specified redemptions as described in the Accounts' current prospectuses. After the Transition Period, those shares will continue to be able to take advantage of those waivers, upon request to OFD at the time of redemption. After the close of the Transition Period, Class A shares of the Accounts (and shares of the Municipal Accounts and the Liquid Account) may be exchanged for Class A shares of any Oppenheimer fund and Class B shares of the Accounts may be exchanged for Class B shares of any Oppenheimer fund. After the close of the Transition Period, shareholders in the Accounts who are entitled to purchase Class A shares at net asset value in accordance with the provisions of each Accounts' prospectus prior to the Transition Period will retain the right to purchase any Class A shares of the Accounts at net asset value as soon as the Prospectus for each applicable Account is revised to include those purchase provisions. For the Accounts reorganizing with similar Oppenheimer funds, the prospectuses of those Oppenheimer funds will be revised to contain the same privilege.

OTHER INFORMATION ABOUT THE CURRENT PLANS

    Each Current Plan was reviewed most recently by the Board of Directors on June 24, 1994. At that meeting the Directors evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that continuation of each Current Plan would benefit the applicable Account, or, where an Account has more than one Class of shares, the applicable Class of shares of the Account and its shareholders. The Current Plans for the Municipal Accounts were adopted on October 1, 1994; the Current Plans for Class A shares of the Income Account, Government Securities Account, Total Return Account and Growth Account were adopted on January 1, 1995; the Current Plans for the Class A shares of the LifeSpan Accounts were adopted on May 1, 1995; and the Current Plans for the Class B shares of the Income Account, Government Securities Account, Total Return Account, Growth Account and the LifeSpan Accounts were adopted on October 1, 1995. No amounts were paid by the Accounts pursuant to the Current Plans during such Accounts' most recently completed fiscal year.

DIRECTORS' EVALUATION AND RECOMMENDATION

    THE DIRECTORS OF THE COMPANY, INCLUDING THE QUALIFIED DIRECTORS, RECOMMEND UNANIMOUSLY THAT THE NEW PLANS BE APPROVED BY SHAREHOLDERS OF EACH RESPECTIVE ACCOUNT, AND, WHERE AN ACCOUNT HAS MORE THAN ONE CLASS OF SHARES, BY EACH CLASS OF SUCH ACCOUNT.

    The Directors, including the Qualified Directors, believe the adoption of a service and/or distribution plan under Rule 12b-1 is essential to and a part of the purpose of each Account in selling its shares to those persons who wish to avail themselves of the services of a broker-dealer. In their deliberations, the Directors considered many pertinent factors such as the levels of fees prescribed by the Current Plans and the New Plans. The Board also considered the potential benefit to each Account of the proposed method of distribution through OFD; the potential conflicts of interest inherent in the use of Account assets to pay for distribution expenses; the relationship of the fees under the New Plans to the overall cost structure of each Account; and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from economies of scale.

    If the New Plans are approved by the shareholders of each Account and, where an Account has more than one Class of shares, by each Class of shares of the Account, OFD will serve as distributor to each such Account or Class of shares and the New Plans will take effect with respect to all such Accounts and Classes upon the close of the Transition Period. If the Merger is not consummated, the Board of Directors has determined that the Current Plans will continue in effect and CMFS will continue to serve as distributor to each such Account or Class of shares, notwithstanding an affirmative vote by the shareholders on Proposal 3. If the Merger is consummated but one or more of the Accounts or Classes does not approve this Proposal, OFD will serve as distributor to each such Account or Class of shares pursuant to the terms of the Current Plans.

VOTE REQUIRED

    Approval of each New Plan for each Account or, where an Account has more than one Class of shares, for each Class of shares of an Account will require a Majority Shareholder Vote of the affected Account or Class of shares as the case may be.

                                   PROPOSAL 4
                             ELECTION OF DIRECTORS
                       (FOR ALL ACCOUNTS VOTING TOGETHER)

    IF PROPOSAL 1 IS APPROVED, PROXIES NOT INDICATING A CONTRARY INTENTION WILL BE VOTED IN FAVOR OF THE ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS, TO HOLD OFFICE FOR AN INDEFINITE PERIOD AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

    In order to fill the vacancies created by the change in the structure of the Board and to provide for a Board to take office upon the close of the Transition Period in compliance with Section 15(f) of the 1940 Act, each as discussed below, the Company's Board is recommending the election of a new Board of Directors. All current members of the Board have chosen to resign as Directors and will not serve the Company as Directors or in any other capacity after the close of the Transition Period. Accordingly, the Company's Board of Directors, following the recommendation of its Nominating Committee, is recommending to shareholders the election of 12 (twelve) Directors none of whom is currently a Director of the Company and ten of whom are not "interested persons" of Oppenheimer or OFD, with the term of office to commence on the 91st day after the Merger is consummated. Each nominee is currently a member of the Board of Trustees or Directors of one or more funds for which Oppenheimer serves as investment adviser. Each has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Board of Directors shall recommend. The Board has no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

SECTION 15(F) OF THE 1940 ACT

    Connecticut Mutual and Massachusetts Mutual, on behalf of Oppenheimer and OFD, have agreed to comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser or an affiliated person of such investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of trustees or directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transactions occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transactions whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Company's Board of Directors will be in compliance with the 75% requirement if all the nominees named in Proposal 4 are elected.

    The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are for the past five years, although the titles held may not have been the same throughout. Each nominee is standing for election for the first time at this Meeting.

       NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------  -----------------------------------------------
Leon Levy                            General Partner of Odyssey Partners, L.P.
Age: 70                               (investment partnership) and Chairman of
31 West 52nd Street                   Avatar Holdings, Inc. (real estate
New York, New York 10019              development).
Robert G. Galli*                     Vice Chairman of Oppenheimer and Vice President
Age: 62                               and Counsel of Oppenheimer Acquisition Corp.,
2 World Trade Center                  Oppenheimer's parent holding company; formerly
New York, New York 10048              he held the following positions: a director of
                                      Oppenheimer and OFD, Vice President and a
                                      director of HarbourView Asset Management
                                      Corporation ("HarbourView") and Centennial
                                      Asset Management Corporation ("Centennial"),
                                      investment advisory subsidiaries of
                                      Oppenheimer, a director of Shareholder
                                      Financial Services, Inc. ("SFSI") and
                                      Shareholder Services, Inc. ("SSI"), transfer
                                      agent subsidiaries of Oppenheimer, an officer
                                      of other Oppenheimer funds and Executive Vice
                                      President and General Counsel of Oppenheimer
                                      and OFD.

       NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------  -----------------------------------------------
Benjamin Lipstein                    Professor Emeritus of Marketing, Stern Graduate
Age: 72                               School of Business Administration, New York
591 Breezy Hill Road                  University; a director of Sussex Publishers,
Hillsdale, New York 12529             Inc. (Publishers of Psychology Today and
                                      Mother Earth News) and Spy Magazine, L.P.
Bridget A. Macaskill*                President, CEO and a Director of Oppenheimer;
Age: 47                               Chairman and a Director of SSI, Vice President
2 World Trade Center                  and a Director of OAC, a Director of
New York, New York 10048              HarbourView and Oppenheimer Partnership
                                      Holdings, Inc., a holding company subsidiary
                                      of Oppenheimer; formerly Executive Vice
                                      President of Oppenheimer.
Elizabeth B. Moynihan                Author and architectural historical; a trustee
Age: 66                               of the Freer Gallery of Art (Smithsonian
801 Pennsylvania Avenue, N.W.         Institution), the Institute of Fine Arts (New
Washington, DC 20004                  York University), National Building Museum; a
                                      member of the Directors Council, Preservation
                                      League of New York State and the Indo-U.S.
                                      Sub-Commission on Education and Culture.
Kenneth A. Randall                   Director of Dominion Resources, Inc. (electric
Age: 68                               utility holding company), Dominion Energy,
6 Whittaker's Mill                    Inc. (electric power and oil and gas
Williamsburg, Virginia 23185          producer), Enron-Dominion Cogen Corp.
                                      (cogeneration company) Kemper Corporation
                                      (insurance and financial services company) and
                                      Fidelity Life Association (mutual life
                                      insurance company), formerly Chairman of the
                                      Board of ICL, Inc. (information systems), and
                                      President and Chief Executive Officer of The
                                      Conference Board, Inc. (international economic
                                      and business research).

       NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------  -----------------------------------------------
Edward V. Regan                      Chairman of Municipal Assistance Corporation
Age: 65                               for the City of New York; President of Jerome
40 Park Avenue                        Levy Economics Institute; a member of the U.S.
New York, New York 10016              Competitiveness Policy Counsel; a director of
                                      GranCare, Inc. (healthcare provider); formerly
                                      New York State Comptroller and a trustee, New
                                      York State and Local Retirement Fund.
Russell S. Reynolds, Jr.             Founder Chairman of Russell Reynolds
Age: 63                               Associates, Inc. (executive recruiting);
200 Park Avenue                       Chairman of Directors Publication, Inc.
New York, New York 10166              (consulting and publishing); a trustee of
                                      Mystic Seaport Museum, International House,
                                      Greenwich Hospital and the Greenwich
                                      Historical Society.
Sidney M. Robbins                    Chase Manhattan Professor Emeritus of Financial
Age: 83                               Institutions, Graduate School of Business,
50 Overlook Road                      Columbia University; Visiting Professor of
Ossining, New York 10562              Finance, University of Hawaii, a director of
                                      The Korea Fund, Inc. (a closed-end investment
                                      company); a member of the Board of Advisors,
                                      Olympus Private Placement Fund, L.P.;
                                      Professor Emeritus of Finance, Adelphi
                                      University.
Donald W. Spiro*                     Chairman Emeritus and a director of
Age: 70                               Oppenheimer; formerly Chairman of Oppenheimer
2 World Trade Center                  and OFD.
New York, New York 10048

       NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------  -----------------------------------------------
Pauline Trigere                      Chairman and Chief Executive Officer of
Age: 83                               Trigere, Inc. (design and sale of women's
498 Seventh Avenue                    fashions).
New York, New York 10018
Clayton K. Yeutter                   Of Counsel to Hogan & Hartson (a law firm); a
Age: 64                               director of B.A.T. Industries, Ltd. (tobacco
1325 Merrie Ridge Road                and financial services), Caterpillar, Inc.
McLean, Virginia 22101                (machinery), ConAgra, Inc. (food and
                                      agricultural products), Farmers Insurance
                                      Company (insurance), FMC Corp. (chemicals and
                                      machinery), Lindsay Manufacturing Co.
                                      (irrigation equipment), Texas Instruments,
                                      Inc. (electronics) and The Vigoro Corporation
                                      (fertilizer manufacturer); formerly (in
                                      descending chronological order) Counsellor to
                                      the President (Bush) for Domestic Policy,
                                      Chairman of the Republican National Committee,
                                      Secretary of the U.S. Department of
                                      Agriculture, and U.S. Trade Representative.

------------------------
* A Nominee who will be an "interested person" of the Company as defined in the 1940 Act.

    As of the Record Date, no nominee for Director held shares of the Accounts.

    During the Company's fiscal year ended December 31, 1994, the Board of Directors held six meetings. The Company's Board of Directors currently consists of the following members: Donald Pond, Chairman; David E. Sams, Jr.; Richard H. Ayers; David E.A. Carson; Richard W. Greene; and Beverly L. Hamilton. The Board of Directors' audit committee, which consists of Messrs. Ayers, Carson and Greene and Ms. Hamilton (all Directors who are not "interested persons"), held two meetings during the Company's last fiscal year. That committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Company. The Board of Directors has a nominating committee, consisting of all Non-interested Directors, which reviews and selects candidates for nomination as Non-interested Directors of the Company. That committee did not meet during the fiscal year ended

December 31, 1994. Each Director attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee of the Board on which such Director served during the Company's last fiscal years.

REMUNERATION OF DIRECTORS

    The following table sets forth the remuneration paid to the current members of the Company's Board of Directors for the Accounts' current fiscal year ends.

                                                PENSION OR
                                                RETIREMENT     ESTIMATED        TOTAL
                                 AGGREGATE       BENEFITS       ANNUAL      COMPENSATION
                               COMPENSATION     ACCRUED AS      BENEFIT     FROM COMPANY
                                 FROM THE      PART OF FUND      UPON        AND COMPANY
NAME OF PERSON                   COMPANY*        EXPENSES     RETIREMENT      COMPLEX**
----------------------------  ---------------  -------------  -----------  ---------------
Richard H. Ayers............     $   4,250            None          None      $   8,500
David E.A. Carson...........         4,250            None          None          8,500
Richard W. Greene...........         4,750            None          None          9,500
Beverly L. Hamilton.........         4,250            None          None          8,500
Donald H. Pond, Jr..........          None            None          None           None
David E. Sams, Jr...........          None            None          None           None

------------------------
 * As of September 30, 1995 for all Municipal Accounts and as of December 31, 1994 for all Accounts except the Municipals Accounts and the Life Span Accounts.
** For the twelve months ended, December 31, 1994; includes 14 series of two investment companies.

    The following table sets forth information about the current officers of the Company who are not Directors. No officer of the Company is remunerated by the Company.

     NAME, AGE AND TITLE            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ----------------------------------------------------
Linda M. Napoli                 Assistant Vice President, Connecticut Mutual
Age: 38                          (1993-present); Associate Director, Connecticut
Treasurer and Controller         Mutual (1988-1993).
Ann F. Lomeli                   Corporate Secretary, Connecticut Mutual
Age: 39                          (1988-present).
Secretary

    After the close of the Transition Period, it is anticipated that the foregoing officers of the Company will resign and that Oppenheimer will propose to the Directors that Leon Levy be elected Chairman of the Board, that Donald Spiro be elected President, that Robert C. Doll, Jr. and O. Leonard Darling be elected as Senior Vice Presidents, that George Bowen be elected Treasurer, and that Andrew J. Donohue be elected Secretary.

    Information about Mr. Levy, who is a nominee for Director, is provided in the table on nominees. The address of all such proposed officers is Oppenheimer Management Corporation, 2 World Trade Center, NY, NY 10048 except for Mr. Bowen, whose address is Oppenheimer Management Corporation, 3410 S. Galena Street, Denver, Colorado 80231. The following table provides information about the other proposed officers:

      NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------  ---------------------------------------------------------
George C. Bowen            Senior Vice President and Treasurer of Oppenheimer; Vice
Age: 59                     President and Treasurer of OFD, and HarbourView Asset
                            Management Corporation; President, Treasurer and
                            Director of Centennial Capital Corporation; Senior Vice
                            President, Treasurer and Secretary of Shareholder
                            Services, Inc.; Vice President, Treasurer and Secretary
                            of Shareholder Financial Services, Inc. and an officer
                            of various Oppenheimer Funds.
Robert C. Doll, Jr.        Executive Vice President and Director of Equity
Age: 41                     Investments of Oppenheimer; officer of various
                            Oppenheimer Funds.
O. Leonard Darling         Executive Vice President and Director of Fixed Income
Age: [xx]                   Investments of Oppenheimer, formerly           .
Andrew J. Donohue          Executive Vice President and General Counsel of
Age: 45                     Oppenheimer and OFD; officer of various Oppenheimer
                            Funds.

    As of the Record Date, the current Directors and Officers of the Company  as
a group owned           shares of the Company as set forth below:

VOTE REQUIRED

    A plurality of all the votes cast at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees. If Proposal 1 is not approved by the shareholders, no election of Directors will be held and the slate of officers first named above will continue in office.

    THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 5

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                       (FOR ALL ACCOUNTS VOTING TOGETHER)

    The firm of Arthur Andersen, LLP has served as the Company's independent public accountants since the Company's inception. Audit services to the Accounts (except the Municipal Accounts) during such Accounts' fiscal year ended December 31, 1994 and to the Municipal Accounts during such Accounts' fiscal year ended September 30, 1995 consisted of examinations of the Accounts' financial statements for the respective periods and reviews of the Accounts' filings with the Commission.

    The Board of Directors, including the Non-interested Directors, has selected Arthur Andersen, LLP as the Accounts' (except the Municipal Accounts) independent public accountants for the fiscal year ending December 31, 1995, and as the Municipal Accounts' independent public accountants for the fiscal year ending September 30, 1996, subject to shareholder ratification at the Special Meeting. A representative of Arthur Andersen, LLP is expected to be available at the Special Meeting to make a statement and to respond to appropriate questions. After the Transition Period, the Company's newly elected Board of Directors may consider other firms to serve as independent public accountants to the Company.

DIRECTOR'S EVALUATION AND RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

REQUIRED VOTE

    Approval of this proposal requires the affirmative vote of a majority of the Company's outstanding shares present and voting at the meeting if a quorum is present.

                             COMPARATIVE FEE TABLE

    Set forth below is a comparative fee table showing the amount of fees and expenses paid by the Accounts during the current fiscal year and the amount of fees and expenses the Accounts would have paid if the Proposals in this Proxy Statement had been approved by shareholders and had been in effect during the current fiscal year.

                                    CURRENT

    The following table sets forth the Shareholder Transaction Expenses and estimated Annual Operating Expenses for each Account for the current fiscal year.

                                                                GOVERNMENT
                                               INCOME           SECURITIES       TOTAL RETURN         GROWTH
                                               ACCOUNT            ACCOUNT           ACCOUNT           ACCOUNT
                                          -----------------   ---------------   ---------------   ---------------
                                LIQUID     CLASS     CLASS     CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                ACCOUNT      A         B         A        B        A        B        A        B
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  None      4.00%     None      4.00%     None    5.00%     None    5.00%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(1)   None(2)   5.00%     None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee (3)..............  None      None      None      None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .50%     .625%     .625%     .625%     .625%   .625%     .625%   .625%     .625%
12b-1 Fees (net of expense
 limits, if any)..............   .00(4)    .00(5)   1.00       .00(5)   1.00     .25(5)   1.00     .25(5)   1.00
Other Expenses (net of expense
 limits, if any)..............   .43       .00(6)    .00(6)   .285      .285    .335      .335    .395      .395
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....   .93%     .625%     1.625%     .91%     1.91%   1.21%     1.96%   1.27%     2.02%
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
                                -------   -------   -------   -------   -----   -------   -----   -------   -----

                                     CAPITAL                               DIVERSIFIED
                                  APPRECIATION          BALANCED             INCOME
                                     ACCOUNT             ACCOUNT             ACCOUNT
                                -----------------   -----------------   -----------------
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                   A         B         A         B         A         B
                                -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  5.00%     None      5.00%     None      5.00%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(2)   5.00%     None(2)   5.00%     None(2)   5.00%
Exchange Fee (3)..............  None      None      None      None      None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .85%      .85%      .85%      .85%      .75%      .75%
12b-1 Fees (net of expense
 limits, if any)..............   .25      1.00       .25      1.00       .25      1.00
Other Expenses (net of expense
 limits, if any)..............   .45(6)    .45(6)    .45(6)    .45(6)    .50(6)    .50(6)
                                -------   -------   -------   -------   -------   -------
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  1.55%     2.30%     1.55%     2.30%     1.50%     2.25%
                                -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------

----------------------------------------
(1) Shares of the Liquid Account acquired by exchange from Class A or Class B shares of any other Account which are subject to a CDSC will be subject to a CDSC if redeemed. The CDSC will be at a rate equal to the CDSC rate on the original shares when exchanged.
(2) Purchases of $500,000 or more are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 12 months after the calendar month of purchase.
(3) All exchanges in excess of 12 exchanges in a 12-month period are subject to an exchange fee of .75% of the net asset value of the shares redeemed.
(4) During the fiscal year ended December 31, 1994, the Account's distributor agreed not to impose any reimbursement to which it would otherwise have been entitled pursuant to Liquid Account's Rule 12b-1 distribution plan. Absent such an agreement, the Liquid Account would have incurred distribution expenses pursuant to its Rule 12b-1 Plan of .10% of the average daily net assets of the Account and total annual operating expenses would have been 1.03% of such assets. The Liquid Account may pay, in 1995, a portion of the maximum amount payable annually under the Rule 12b-1 plan, which is .10% of the average daily net assets of the Account.
(5) Each Account (other than Liquid Account) adopted a Class A Rule 12b-1 plan, effective January 1, 1995, pursuant to which each such Account may pay CMFS up to .25% annually of such Account's Class A related average net assets in reimbursement for distribution and shareholder services. CMFS has temporarily agreed not to impose any fees to which it would otherwise be entitled under the Class A Rule 12b-1 plans for Income Account and Government Securities Account for the current fiscal year. In the absence of such agreements by CMFS, the Class A Rule 12b-1 fees of each such Account would have been .25% of the average daily net assets of the Account attributable to its Class A shares and the total annual operating expenses of Class A shares of Income Account and Government Securities Account would have been .875% and 1.16%, respectively. The Rule 12b-1 fees with respect to Class A shares for Total Return Account and Growth Account have been restated to reflect the imposition of the full .25% Class A Rule 12b-1 fee for each such Account as of May 1, 1995.
(6) Until December 31, 1995, CMFS has temporarily agreed to limit the other expenses (not including Rule 12b-1 fees and other class-specific expenses) related to the Income Account, Capital Appreciation Account, Balanced Account and Diversified Income Account. In the absence of such an agreement, the estimated expenses related to Class A shares and Class B shares would be Income Account -- .315% and .315%; Capital Appreciation Account -- 1.40% and 1.40%; Balanced Account -- .64% and .64%; and Diversified Income Account -- .71% and .71%, respectively; and estimated total annual operating expenses of the Account related to Class A shares and Class B shares for the current fiscal year would be Income Account -- 1.19% and 1.94%; Capital Appreciation Account -- 2.50% and 3.25%; Balanced Account -- 1.74% and 2.49%; and Diversified Income Account -- 1.71% and 2.46%, respectively.

EXAMPLE: Assuming that an Account's annual return is 5% and that its operating expenses are exactly as described above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                 GOVERNMENT    TOTAL                CAPITAL                 DIVERSIFIED
                       INCOME    SECURITIES   RETURN    GROWTH    APPRECIATION   BALANCED     INCOME
                      ACCOUNT     ACCOUNT     ACCOUNT   ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                      --------   ----------   -------   -------   ------------   --------   -----------
CLASS A SHARES
  After 1 year......    $ 46        $ 49       $ 62      $ 62         $65          $65          $65
  After 3 years.....      71          73         86        88          96           96           95
  After 5 years.....      98          99        113       116       N/A           N/A         N/A
  After 10 years....     174         173        189       195         N/A          N/A          N/A
CLASS B SHARES
ASSUMING COMPLETE REDEMPTION AT END OF
 PERIOD
  After 1 year......    $ 67        $ 69       $ 70      $ 71         $73          $73          $72
  After 3 years.....      98         100        102       103         112          112          110
  After 5 years.....     122         123        126       129         N/A          N/A          N/A
  After 10 years....     204         204        209       216         N/A          N/A          N/A
ASSUMING NO
 REDEMPTION
  After 1 year......    $ 17        $ 69       $ 20      $ 21         $23          $23          $23
  After 3 years.....      58         100         62        63          72           72           70
  After 5 years.....     102         123        106       109         N/A          N/A          N/A
  After 10 years....     204         204        209       216         N/A          N/A          N/A
WITH RESPECT TO THE LIQUID ACCOUNT:

                       LIQUID
                      ACCOUNT
                      --------
  After 1 year......    $  9
  After 3 years.....      30
  After 5 years.....      51
  After 10 years....     114

    THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                   PRO FORMA

    The following table sets forth the Shareholder Transaction Expenses and estimated Annual Operating Expenses for each Account for the current fiscal year as if the Proposals in this Proxy Statement had been approved by shareholders and had been in effect.

                                                              GOVERNMENT
                                                              SECURITIES       TOTAL RETURN
                                          INCOME ACCOUNT        ACCOUNT           ACCOUNT       GROWTH ACCOUNT
                                          ---------------   ---------------   ---------------   ---------------
                                LIQUID     CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                ACCOUNT      A        B        A        B        A        B        A        B
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  None      4.75%     None    4.75%     None    5.75%     None    5.75%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(1)   None(2)   5.00%   None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee (3)..............  None      None      None    None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .50%     .625%     .625%   .625%     .625%   .625%     .625%   .625%     .625%
12b-1 Fees....................   .10       .25      1.00     .25      1.00     .25      1.00     .25      1.00
Other Expenses................   .43      .315      .315    .285      .285    .335      .335    .395      .395
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  1.03%     1.19%     1.94%   1.16%     1.91%   1.21%     1.96%   1.27%     2.02%
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
                                -------   -------   -----   -------   -----   -------   -----   -------   -----


                                    CAPITAL                           DIVERSIFIED
                                 APPRECIATION        BALANCED
                                   ACCOUNT*          ACCOUNT*       INCOME ACCOUNT*
                                ---------------   ---------------   ---------------
                                 CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                   A        B        A        B        A        B
                                -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  5.75%     None    5.75%     None    4.75%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee (3)..............  None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .85%      .85%    .85%      .85%    .75%      .75%
12b-1 Fees....................   .25      1.00     .25      1.00     .25      1.00
Other Expenses................  1.40      1.40     .64       .64     .71       .71
                                -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  2.50%     3.25%   1.74%     2.49%   1.71%     2.46%
                                -------   -----   -------   -----   -------   -----
                                -------   -----   -------   -----   -------   -----

----------------------------------
(1) Shares of the Liquid Account acquired by exchange from Class A or Class B shares of any other Account which are subject to a CDSC will be subject to a CDSC if redeemed. The CDSC will be at a rate equal to the CDSC rate on the original shares when exchanged.
(2) Upon consummation of the Merger, purchases of $1,000,000 or more will not be subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 18 months after the calendar month of purchase. There will be no change in the sales charges imposed on shareholders of the Account who purchased shares prior to the Merger.
(3) All exchanges in excess of 12 exchanges in a 12-month period are subject to an exchange fee of .75% of the net asset value of the shares redeemed.

* The Other Expenses of each LifeSpan Account may be higher than the expenses of funds with similar investment objectives and policies due in large part to the higher transfer agency fees, legal fees, custody fees and accounting fees associated with the start-up expenses of a newly organized fund. Other Expenses may decline as assets under management grow.

    EXAMPLE: Assuming that an Account's (other than the Liquid Account's) annual return is 5% and that its operating expenses are exactly as described above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                                             GOVERNMENT    TOTAL                CAPITAL                 DIVERSIFIED
                                                   INCOME    SECURITIES   RETURN    GROWTH    APPRECIATION   BALANCED     INCOME
                                                  ACCOUNT     ACCOUNT     ACCOUNT   ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                                                  --------   ----------   -------   -------   ------------   --------   -----------
CLASS A SHARES
  After 1 year..................................    $ 59        $ 59       $ 62      $ 62         $72          $67          $67
  After 3 years.................................      83          83         86        88         124          102          101
  After 5 years.................................     110         108        113       116       N/A           N/A         N/A
  After 10 years................................     185         182        189       195       N/A           N/A         N/A
CLASS B SHARES
ASSUMING COMPLETE REDEMPTION AT END OF PERIOD
  After 1 year..................................    $ 70        $ 69       $ 70      $ 71         $83          $75          $75
  After 3 years.................................     101         100        102       103         140          118          117
  After 5 years.................................     125         123        126       129         N/A          N/A          N/A
  After 10 years................................     207         204        209       216         N/A          N/A          N/A
ASSUMING NO REDEMPTION
  After 1 year..................................    $ 20        $ 19       $ 20      $ 21         $33          $25          $25
  After 3 years.................................      61          60         62        63         100           78           77
  After 5 years.................................     105         103        106       109         N/A          N/A          N/A
  After 10 years................................     207         204        209       216         N/A          N/A          N/A
WITH RESPECT TO THE LIQUID ACCOUNT:

                                                 LIQUID
                                                ACCOUNT
                                                --------
  After 1 year................................      11
  After 3 years...............................      33
  After 5 years...............................      57
  After 10 years..............................     126

    THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                   THE MERGER

    The following information about Massachusetts Mutual is provided to assist you in understanding the culmination of the events that will bring about the termination of the Existing Advisory Agreement and the Existing Subadvisory Agreements and the other Proposals in this Proxy Statement. This Proxy Statement does not relate to the transactions involved in the consummation of the Merger and you are not being asked to vote on the Merger. None of the votes cast for or against the Proposals described in this Proxy Statement will affect the consummation of the Merger.

    The Boards of Directors of Connecticut Mutual and Massachusetts Mutual, respectively, have approved an agreement setting forth the terms of the Merger which was signed by both parties on September 13, 1995. Upon consummation of the Merger, the separate existence of Connecticut Mutual will cease and Massachusetts Mutual will be the surviving company. The consummation of the Merger is intended to occur immediately subsequent to regulatory approvals which are currently anticipated to be delivered in the first three months of 1996.

    Massachusetts Mutual is a mutual life insurance company organized as a Massachusetts corporation and was originally chartered in 1851. Massachusetts Mutual provides, directly and through its subsidiaries, a wide range of annuity and disability products, traditional and managed care group health products, pension and pension-related products and services, as well as investment advisory services to individuals, corporations and other institutions in all 50 states and the District of Columbia. Massachusetts Mutual is also licensed to transact business in Puerto Rico and six provinces in Canada.

    Massachusetts Mutual provides investment advisory services to various entities including its general investment account, its separate investment accounts and certain closed-end and open-end investment companies (such open-end investment companies, the "Massachusetts Mutual funds"). These investment advisory services are provided by the staff employed by Massachusetts Mutual and also by Harbourview Asset Management Corp. (a wholly-owned subsidiary of Oppenheimer) and Concert Capital Management, Inc., a registered investment adviser which is also indirectly owned by Massachusetts Mutual. MML Investors Services, Inc., an indirect wholly-owned subsidiary of Massachusetts Mutual, provides distribution services for the Massachusetts Mutual proprietary products. Oppenheimer also provides investment advisory services to a group of investment management companies that it sponsors (the "Oppenheimer funds"). OFD acts as distributor to the Oppenheimer funds.

    On November 17, 1995, the Company's Board of Directors voted unanimously to recommend to the shareholders of the Liquid Account, Government Securities Account and Income Account (the "Merging Accounts") that the

Merging Accounts enter into reorganizations with existing Oppenheimer funds. Such reorganizations are recommended on the basis that the investment objectives and policies of certain Oppenheimer funds are similar to those of the Merging Accounts and that the reorganizations are expected to result in cost savings or other benefits to the shareholders of the Merging Accounts. This Proxy Statement does not relate to these reorganizations and you are not being asked to vote on these reorganizations at this time. It is expected that shareholders of the Merging Accounts will be given an opportunity to approve the currently proposed reorganizations at a later date pursuant to a separate proxy solicitation. No assurance can be given that such reorganizations will be consummated. No reorganization plans relating to the Total Return Account, Growth Account, Capital Appreciation Account, Balanced Account, Diversified Income Account or any Municipal Account have been made at this time. While it is presently contemplated that they will continue to be managed and offered as separate mutual funds by Oppenheimer, no assurance can be given that such Accounts will not be reorganized with Oppenheimer funds in the future. Shareholders will be notified in the event of any such proposed reorganizations.

                       INFORMATION ABOUT SHARE OWNERSHIP

    As of the Record Date, the Company has been advised by Connecticut Mutual that it owns shares of the following Accounts for its own accounts:

                                                      CONNECTICUT MUTUAL
                                                         SHARES OWNED
ACCOUNT                                               (% OF OUTSTANDING)
----------------------------------------------------  ------------------
Liquid Account......................................               40%
Government Securities Account
  Class A...........................................               14%
  Class B...........................................                0%
Growth Account
  Class A...........................................               30%
  Class B...........................................                0%
Capital Appreciation Account
  Class A...........................................               86%
  Class B...........................................                0%
Balanced Account
  Class A...........................................               92%
  Class B...........................................                0%
Diversified Income Account
  Class A...........................................               91%
  Class B...........................................                0%
California Account..................................                2%
Massachusetts Account...............................                8%
New York Account....................................                3%
Ohio Account........................................                3%

    The Company has been advised that Connecticut Mutual intends to vote all of such shares in favor of all of the Proposals affecting the above-referenced Accounts.

    As of the Record Date, no one other than Connecticut Mutual owned of record or beneficially 5% or more of the shares of the Accounts. As of the Record Date the officers and Directors of the Company owned in the aggregate less than 1% of the shares of any one or more of the Accounts.

                                 OTHER MATTERS

    The Company's management knows of no business to be brought before the Special Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy card intend to vote on such matters in accordance with their best judgment. If shareholders desire additional information about the matters proposed for action, the Company's management will be glad to hear from them and to provide further information.

               PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

    Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in this Proxy Statement and will use their best judgment in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

    In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1, 2(a), 2(b), 2(c), 3, 5 and in favor of the nominees named in Proposal 4 have not been received, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment and will vote those proxies required to be voted against the Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

    Shares of common stock of the Company represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting. Adoption by the shareholders of the affected Account of Proposals 1, 2(a), 2(b), 2(c) and 3 requires the affirmative vote of the lesser of (i) 67 percent or more of the affected Accounts outstanding voting securities present at the Special Meeting, if the holders of more than 50 percent of the affected Account's shares of common stock are present or represented by proxy or (ii) 50 percent or more of the affected Account's outstanding shares of common stock. Approval by the shareholders of the nominees set forth in Proposal 4 requires a plurality of all the votes cast at the Meeting, if a quorum is present. Adoption by the shareholders of the Company of Proposal 5 requires the affirmative vote of a majority of the shares of all Accounts voting together at the meeting, if a quorum is present. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to such Proposal and are likewise not considered to be votes cast. Accordingly, a

"broker non-vote" has no effect on the voting in determining whether Proposals 1, 2(a), 2(b), 2(c) and 3 have been adopted pursuant to item (i) above. However, with respect to determining whether Proposals 1, 2(a), 2(b), 2(c) and 3 have been adopted pursuant to item (ii) above and whether Proposal 5 has been adopted, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Proposal. Abstentions and broker non-votes have no effect on the plurality vote for the election of Directors.

    In addition to the solicitation of proxies by mail or in person, the Company may also arrange to have votes recorded by telephone by officers and employees of the Company, personnel of G.R. Phelps or agents hired by G.R. Phelps for such purpose. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Company has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder would be called on a recorded line at the telephone number the Company has in its records for the account and would be asked the shareholder's Social Security number or other identifying information. The shareholder would then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

    The Company is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of the Company must submit such proposal in writing so that it is received by the Company at 140 Garden Street, Hartford, Connecticut 06154 within a reasonable time before any such meeting.

                      EXPENSES AND METHOD OF SOLICITATION

    The cost of preparing and mailing this Proxy Statement and the accompanying notice and proxy card will be borne by G.R. Phelps. Proxies will be solicited by mail and may also be solicited in person or by telephone by employees, officers and/or directors of Connecticut Mutual, its wholly-owned subsidiary C.M. Life, its affiliated company, G.R. Phelps and a professional solicitation organization. The cost of the solicitation by such organization,
including out-of-pocket expenses, is expected to be approximately $          and
will be borne by G.R. Phelps.

DECEMBER 8, 1995        CONNECTICUT MUTUAL INVESTMENT
                        ACCOUNTS, INC.

                                   APPENDIX A

ADDITIONAL INFORMATION ABOUT OPPENHEIMER

    DIRECTORS. The following table provides information with respect to the senior officers and directors of Oppenheimer. The address for each is Two World Trade Center, New York, NY except for Messrs. Swain, Bowen and Eich who are located at 3410 S. Galena Street, Denver, Colorado 80231:

          NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------
Jon S. Fossel             Chairman of the Board and Director
Bridget A. Macaskill      President, Chief Executive Officer (effective September
                           30, 1995) and Director
Donald W. Spiro           Chairman Emeritus and Director
Robert G. Galli           Vice Chairman
James C. Swain            Vice Chairman and Director
Robert C. Doll            Executive Vice President
O. Leonard Darling        Executive Vice President
James Ruff                Executive Vice President
Tilghman G. Pitts, III    Executive Vice President and Director
Andrew J. Donohue         Executive Vice President and General Counsel
Kenneth C. Eich           Executive Vice President and Chief Financial Officer
George C. Bowen           Senior Vice President and Treasurer
Victor Babin              Senior Vice President
Robert A. Densen          Senior Vice President
Loretta McCarthy          Senior Vice President
Robert Patterson          Senior Vice President
Richard Rubinstein        Senior Vice President
Nancy Sperte              Senior Vice President
Arthur Steinmetz          Senior Vice President
Ralph Stellmacher         Senior Vice President
William L. Wilby          Senior Vice President
Robert G. Zack            Senior Vice President

    OAC. Oppenheimer is a wholly-owned subsidiary of OAC. The common stock of OAC is divided into three classes. At August 31, 1995, Massachusetts Mutual held
(i) all of the 2,160,000 shares of Class A voting stock; (ii) 470,021 shares of Class B voting stock; and (iii) 940,067 shares of Class C non-voting stock. This collectively represented 81.3% of the outstanding common stock and 87.3% of the voting power of OAC as of that date. Certain officers and/or directors of Oppenheimer held (i) 654,788 shares of the Class B voting stock, representing 14.9% of the outstanding common stock and 10.2% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 810,771 shares of Class C non-voting stock at that date. That group includes persons who are expected to serve as officers of the Accounts and three of whom (Mr. Robert G. Galli, Mr. Donald W. Spiro and Ms. Bridget Macaskill) are nominated for election as Directors of the Company. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or Massachusetts Mutual at a formula price (based on earnings of Oppenheimer). Massachusetts Mutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that commenced on September 30, 1995.

    Since January 1, 1994, the only transaction by persons who are expected to serve as Directors of the Account, in excess of 1% of the outstanding shares of common stock or options of OAC were as follows: Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,375,800, Mr. Galli, who sold 10,000 shares of Class C OAC common stock to Massachusetts Mutual and surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class B OAC options for an aggregate of $3,473,882, and Mr. Spiro, who sold 50,000 shares of Class C OAC common stock to Massachusetts Mutual for an aggregate of $3,548,500, for cash payments by OAC or Massachusetts Mutual (subject to adjustment of the formula price) by OAC or Massachusetts Mutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction; (ii) by the first anniversary following the transaction (with interest); and (iii) by the second anniversary of the transaction (with interest).

    PORTFOLIO MANAGEMENT. The following provides information with respect to the portfolio managers Oppenheimer proposes to appoint if Proposal 1 is approved by shareholders and the Merger is consummated for the Accounts listed below. Upon consummation of the Merger, Oppenheimer does not propose to change the portfolio management for Growth Account and Total Return Account. Each Municipal Account will continue to invest substantially all of its assets in a corresponding Portfolio managed by Eaton Vance Management. The Subadvised
Accounts   will  be  managed  by  the   Subadvisers  under  the  supervision  of
Oppenheimer.

    LIQUID ACCOUNT. If proposal 1 is approved and the Merger is consummated, it is expected that Carol Wolf will manage the Liquid Account. Ms. Wolf currently manages Oppenheimer Money Market Fund. In addition, she co-manages the $3.5 billion Daily Cash Accumulation Fund, Inc., the $5 billion Centennial Money Market Trust, the $900 million Centennial Government

Trust and Centennial America Fund L.P. She is responsible for Oppenheimer's money market group credit analysis of foreign and domestic industrial companies, letters of credit and new investment ideas. She joined Oppenheimer in 1987 as senior investment analyst for the taxable money market group. Ms. Wolf has twelve years of investment experience. Prior to joining Oppenheimer, she managed and traded over $1.2 billion in money market mutual funds for Prudential Insurance Company and pension monies for Prudential Fixed Income Advisors. In addition to her previous fixed income experience, she was an equity analyst in the Prudential Asset Management Group. Ms. Wolf holds a B.A. in Economics from Rutgers University and studied finance on the graduate level at New York University. She has completed Level 1 of the Chartered Financial Analyst program.

    GOVERNMENT SECURITIES ACCOUNT AND INCOME ACCOUNT. If Proposal 1 is approved and the Merger is consummated, it is expected that David Rosenberg will manage the Government Securities Account and the Income Account. Mr. Rosenberg currently leads Oppenheimer's government bond management team. He manages Oppenheimer U.S. Government Trust and Oppenheimer Limited-Term Government Fund and oversees the management of the government bond sectors in a number of other fixed-income mutual funds and closed-end funds. Mr. Rosenberg joined Oppenheimer in 1994 from Delaware Investment Advisors where he was a senior portfolio manger of Delaware Group's Treasury Reserve Intermediate Fund. Prior to 1986, he held positions with Paine Webber, Nomura Securities and Bloomberg Financial Markets.

    OTHER MUTUAL FUNDS MANAGED  BY OPPENHEIMER.   Oppenheimer is the  investment
adviser to the open-end investment companies set forth below, each of which have investment objectives substantially similar to those of the Accounts.

                       APPROXIMATE
                       ASSET SIZE*
    NAME OF FUND       (MILLIONS)                   ADVISORY FEE RATE
--------------------  -------------  -----------------------------------------------
Oppenheimer Money       $   857.1    .47% of the first $500 million of aggregate net
 Market Fund, Inc.                   assets, .425% of the next $500 million, .40% of
                                     the  next $500 million, and .375% of net assets
                                     in excess of $1.5 billion.
Oppenheimer Cash        $   141.4    .50% of the first  $250 million of net  assets;
 Reserves                            .475%  of the  next $250  million; .45%  of the
                                     next $250  million;  .425%  of  the  next  $250
                                     million;   and  .40%  of  net  assets  over  $1
                                     billion.
Oppenheimer U.S.        $   420.2    .65% of the first $200 million of aggregate net
 Government Trust                    assets, .60% of the next $100 million, .57%  of
                                     the  next $100  million, and  .55% of  the next
                                     $400 million and .50%  of aggregate net  assets
                                     over $800 million.

                       APPROXIMATE
                       ASSET SIZE*
    NAME OF FUND       (MILLIONS)                   ADVISORY FEE RATE
--------------------  -------------  -----------------------------------------------
Oppenheimer             $   149.7    .75%  of  the  first  $200  million  of average
 Integrity                           annual  net  assets,  .72%  of  the  next  $200
 Funds/Oppenheimer                   million, .69% of the next $200 million, .66% of
 Bond Fund                           the  next $200  million, .60% of  the next $200
                                     million and .50% of net assets in excess of  $1
                                     billion.
Oppenheimer Tax-Free    $   615.0    .60%  of  the  first  $200  million  of average
 Bond Fund                           annual  net  assets,  .55%  of  the  next  $100
                                     million, .50% of the next $200 million, .45% of
                                     the  next $250  million, .40% of  the next $250
                                     million, and .35% of net assets in excess of $1
                                     billion.
Oppenheimer             $   883.7    .75% of the first $200 million of aggregate net
 Discovery Fund                      assets; .72% of the next $200 million; .69%  of
                                     the  next $200  million; .66% of  the next $200
                                     million; and .60%  of aggregate  net assets  in
                                     excess of $800 million.
Oppenheimer             $            .75% of the first $200 million of aggregate net
 Enterprise Fund                     assets;  .72% of the next $200 million; .69% of
                                     the next $200  million; .66% of  the next  $200
                                     million;  and .60%  of aggregate  net assets in
                                     excess of $800 million.
Oppenheimer Variable    $   287.8    .75% of  the  first  $200  million  of  average
 Account Funds/                      annual  net  assets;  .72%  of  the  next  $200
 Oppenheimer Capital                 million; .69% of the next $200 million; .66% of
 Appreciation Fund                   the next  $200  million; and  .60%  of  average
                                     annual net assets in excess of $800 million.
Oppenheimer Main        $ 3,616.5    .65%  of the first $200  million of net assets;
 Street Funds, Inc./                 .60% of the next $150 million; .55% of the next
 Oppenheimer Income                  $150 million and .45%  of net assets in  excess
 & Growth Fund                       of $500 million.
Oppenheimer Total       $ 2,049.1    .75%  of the first $100  million of net assets;
 Return Fund, Inc.                   .70% of the next $100 million; .65% of the next
                                     $100 million; .60%  of the  next $100  million;
                                     .55%  of the next $100 million; and .50% of net
                                     assets in excess of $500 million.
Oppenheimer Equity      $ 2,194.4    .75% of the first  $100 million of net  assets;
 Income Fund                         .70% of the next $100 million; .65% of the next
                                     $100  million; .60%  of the  next $100 million;
                                     .55% of the next $100 million; and .50% of  net
                                     assets in excess of $500 million.
Oppenheimer Asset       $   264.7    .75% of the first $200 million of aggregate net
 Allocation Fund                     assets;  .72% of the next $200 million; .69% of
                                     the next $200  million; .66% of  the next  $200
                                     million;  and .60% of aggregate net assets over
                                     $800 million.
Oppenheimer Variable    $   370.1    .75% of  the  first  $200  million  of  average
 Account Funds/                      annual  net  assets;  .72%  of  the  next  $200
 Oppenheimer                         million; .69% of the next $200 million; .66% of
 Multiple Strategies                 the next  $200  million; and  .60%  of  average
 Fund                                annual net assets in excess of $800 million.

                       APPROXIMATE
                       ASSET SIZE*
    NAME OF FUND       (MILLIONS)                   ADVISORY FEE RATE
--------------------  -------------  -----------------------------------------------
Oppenheimer Variable    $     113    75% of the first $200 million of average annual
 Account Funds/                      net assets; .72% of the next $200 million; .69%
 Oppenheimer Growth                  of the next $200 million; .66% of the next $200
 & Income Fund                       million;  and  .60% of  the average  annual net
                                     assets in excess of $800 million.
Oppenheimer Fund        $   271.7    .75% of the first $200 million of aggregate net
                                     assets; .72% of the next $200 million; .69%  of
                                     the  next $200  million; .66% of  the next $200
                                     million; and .60% of aggregate net assets  over
                                     $800 million.
Oppenheimer Target      $   739.9    .75% of the first $200 million of aggregate net
 Fund                                assets; .72% of next $200 million; .69% of next
                                     $200  million; .66%  of next  $200 million; and
                                     .60% of aggregate net assets over $800 million.
Oppenheimer Growth      $ 1,022.3    .75% of  first $200  million of  aggregate  net
 Fund                                assets;  .72% of the next $200 million; .69% of
                                     the next $200  million; .66% of  the next  $200
                                     million;  and .60% of aggregate net assets over
                                     $800 million.
Oppenheimer Value       $   148.0    .75% of  the  first  $100  million  of  average
 Stock Fund                          annual  net  assets;  .72%  of  the  next  $200
                                     million; .69%  of the  next $200  million;  and
                                     .66%  of average annual net assets in excess of
                                     $500 million.
Oppenheimer Variable    $   104.4    .75% of  the  first  $200  million  of  average
 Account Funds/                      annual  net  assets;  .72%  of  the  next  $200
 Oppenheimer Growth                  million; .69% of the next $200 million; .66% of
 Fund                                the next  $200  million; and  .60%  of  average
                                     annual net assets in excess of $800 million.

------------------------
*As of 9/30/95 in millions.

INFORMATION ABOUT THE SUBADVISERS

    BABSON-STEWART. Babson-Stewart is located at One Memorial Drive, Cambridge, Massachusetts 02142.

    DIRECTORS. Babson-Stewart is a general partnership organized under the laws of The Commonwealth of Massachusetts. David L. Babson & Co., Inc. is a 50% partner and Stewart Ivory & Company (International) Ltd. is a 50% partner. David
L. Babson & Co., Inc. is a direct wholly owned subsidiary of DLB Acquisition Corporation, an indirect subsidiary of Massachusetts Mutual Life Insurance Company. Stewart Ivory & Company (International) Ltd. is a direct wholly owned subsidiary of Stewart Ivory (Holdings), Ltd. The name, address and principal occupation of the principal executive officers and directors of Babson-Stewart are set forth in the table below.

    NAME AND ADDRESS                         PRINCIPAL OCCUPATION
-------------------------  ---------------------------------------------------------
Peter C. Thompson          Managing Director, Babson-Stewart; President and Director
One Memorial Drive          of David L. Babson & Co. Inc.
Cambridge, MA 02142
Ronald E. Gwozdz           Managing  Director, Babson-Stewart; Senior Vice President
One Memorial Drive          of David L. Babson & Co. Inc.
Cambridge, MA 02142
John G.L. Wright           Managing  Director,  Babson-Stewart;  Director,   Stewart
45 Charlotte Square         Ivory & Co. Ltd.
Edinburgh, Scotland
EH2 4HW
James W. Burns             Managing   Director,  Babson-Stewart;  Director,  Stewart
45 Charlotte Square         Ivory & Co. Ltd.
Edinburgh, Scotland
EH2 4HW

    OTHER MUTUAL FUNDS MANAGED BY BABSON-STEWART. Babson-Stewart provides subadvisory services to other open-end investment companies with investment objectives similar to those of Capital Appreciation Account and Balanced
Account:

                                                         ASSET
                    NAME OF FUND                         SIZE*     ADVISORY FEE RATE
                --------------------                   ----------  -----------------
The Babson-Stewart                                     $67,873,436        0.475%
 Ivory International
 Fund, Inc.
DLB Global Small Capitalization Fund                   $6,030,264          0.50%

------------------------
*As of 9/30/95.

     BEA.   BEA is located at Citicorp Center,  153 E. 53rd Street, New York, NY
10022.

    DIRECTORS. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. CS Capital is an 80% partner and Basic Appraisals, Inc., which is owned by members of BEA management, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse. No one person or entity possesses a controlling interest in Basic Appraisals, Inc.

The name and principal occupation of the principal executive officers and the directors of BEA are set forth in the table below. The address of each is Citicorp Center, 153 E. 53rd Street, New York, NY 10022.

          NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------
Manfred Adami             Chairman of  the Board  of Directors;  and Member  of  the
                           Executive Board of Credit Suisse.
Dr. Hans Geiger           Director;  and  Member of  the  Executive Board  of Credit
                           Suisse.
Dr. Hermann Maurer        Director; and  Member of  Senior  Management and  Head  of
                           Asset Management of Credit Suisse.
Michael F. Orr            Director  and Executive  Committee Member;  and Consulting
                           Partner, Milbank, Tweed, Hadley  & McCoy (active  Partner
                           prior to July 1, 1990).
William W. Priest, Jr.    Director,   Co-Chairman  --   Executive  Committee,  Chief
                           Executive Officer and Executive Director; and Director of
                           The Indonesia Fund, Inc.
Albert L. Zesiger         Honorary Chairman  --  Executive Committee  and  Executive
                           Director.
Emilio Bassini            Member of the Executive Committee, Chief Financial Officer
                           and  Executive Director;  President and  Secretary of The
                           Indonesia Fund, Inc.;  Director, Chairman  of the  Board,
                           President,  and  Chief  Investment Officer  of  The Chile
                           Fund, Inc.,  The Portugal  Fund, Inc.,  The First  Israel
                           Fund,  Inc.,  The Emerging  Markets  Infrastructure Fund,
                           Inc., The Emerging Markets Telecommunications Fund, Inc.,
                           The Latin  America  Equity  Fund,  Inc.,  and  The  Latin
                           America  Investment Fund, Inc.; and Director, Chairman of
                           the  Board,  President  and  Investment  Officer  of  The
                           Brazilian Equity Fund, Inc.
Jeffrey A. Geller         Member of the Executive Committee and Executive Director.

          NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------
Daniel H. Sigg            Member  of the Executive Committee and Executive Director,
                           Director and Senior Vice President of The Indonesia Fund,
                           Inc., The Chile Fund, Inc., The First Israel Fund,  Inc.,
                           The Portugal Fund, Inc., The Brazilian Equity Fund, Inc.,
                           The  Latin America  Equity Fund, Inc.,  The Latin America
                           Investment   Fund,    Inc.,    The    Emerging    Markets
                           Infrastructure  Fund,  Inc.,  and  The  Emerging  Markets
                           Telecommunications Fund,  Inc.;  and Chairman  and  Chief
                           Executive Officer of BEA Strategic Income Fund, Inc., and
                           BEA Income Fund, Inc.
Robert Moore              Executive   Director,  Fixed   Income  Portfolio  Manager;
                           President and Chief Investment  Officer of BEA  Strategic
                           Income Fund, Inc., and BEA Income Fund, Inc.
Timothy T. Taussig        Executive Director, Director of Client Development.

    OTHER MUTUAL FUNDS MANAGED BY BEA. BEA provides subadvisory services to a portion of the assets of three portfolios of Series Fund I with investment objectives identical to those of Capital Appreciation Account, Balanced Account and Diversified Income Account:

       NAME OF FUND         ASSET SIZE*               ADVISORY FEE RATE
--------------------------  ------------  ------------------------------------------
LifeSpan Capital            $  2,506,370  Same as Capital Appreciation Account
 Appreciation Portfolio
LifeSpan Balanced           $  5,011,208  Same as Balanced Account
 Portfolio
LifeSpan Diversified        $  3,007,642  Same as Diversified Income Account
 Income Portfolio

------------------------
*As of 9/30/95. The  Series Fund I LifeSpan  Portfolios commenced operations  on
 September 1, 1995; BEA manages only that portion of the assets (as shown above) of each Portfolio allocated to it by G.R. Phelps.

    PILGRIM.   Pilgrim  is located  at 1255  Drummers Lane,  Wayne, Pennsylvania
19087.

    DIRECTORS.   The  names  and  principal occupations  of  the  Directors  and officers of Pilgrim are described below. The address of each is 1255 Drummers Lane, Wayne, Pennsylvania 19087.

        NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT
--------------------  --------------------------------------------------------------
Harold J. Baxter      Director (since 1985),  CEO (since 1985)  and Chairman  (since
                       1994).
Gary L. Pilgrim       Director  (since 1985), CIO (since  1985) and President (since
                       1994).
Brian F. Bereznak     Chief Operating Officer (since 1993).

    OTHER MUTUAL FUNDS ADVISED BY PILGRIM. Pilgrim provides subadvisory services to a portion of the assets of two portfolios of Series Fund I with investment objectives identical to those of Capital Appreciation Account and Balanced Account and to another mutual fund not otherwise affiliated with the
Company:

       NAME OF FUND            ASSET SIZE              ADVISORY FEE RATE
---------------------------  --------------  --------------------------------------
LifeSpan Capital             $    6,350,368  Same as Capital Appreciation Account
 Appreciation Portfolio*
LifeSpan Balanced            $    5,083,406  Same as Balanced Account
 Portfolio*
CG Capital Markets Small     $  195,000,000  0.30% of average daily net assets.
 Cap.**

------------------------
 *As of 9/30/95. The Series Fund I LifeSpan Portfolios commenced operations as of September 1, 1995; Pilgrim manages only that portion of the assets (as set forth above) of each Portfolio allocated to it by G.R. Phelps.

**As of 9/15/95.

                                    EXHIBITS

Exhibit A  --         Form of the New Advisory Agreements
Exhibit B  --         Forms of the  New Subadvisory  Agreements with  Pilgrim
                      and BEA
Exhibit C  --         Form    of   the   New   Subadvisory   Agreement   with
                      Babson-Stewart
Exhibit D  --         Form of New Class A Plan
Exhibit E  --         Form of New Class B Plan

                                                                       EXHIBIT A

The Form of Investment Advisory Agreement is identical for each Account, except for the names and fee schedules of the Accounts.

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT  made as  of the     day of               ,  1996, by  and between
            (the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION ("OMC").

    WHEREAS, the Fund is a series of Connecticut Mutual Investment Accounts, Inc. (the "Company"), an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is a registered investment adviser;

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

    1. GENERAL PROVISION. The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OMC shall, in all matters, give to the Fund and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Company's Articles of Incorporation and By-Laws as amended from time to time;
(iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

    2.  INVESTMENT MANAGEMENT.

    (a) OMC shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide, alone or in consultation with any subadvisor or subadvisors appointed pursuant to this Agreement and subject to the provisions of any investment subadvisory agreement respecting the responsibilities of such subadvisor or subadvisors, investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "7" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

    (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "7" hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OMC or any of its directors, officers or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

    3. OTHER DUTIES OF OMC. OMC shall, at its own expense, employ, and supervise the activities of, all administrative and clerical personnel or other firms, agents or contractors, in each case or as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required (other than those the Fund's custodian or transfer agent is contractually obligated to compile and maintain), the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

    4. ALLOCATION OF EXPENSES. All other costs and expenses not expressly assumed by OMC under this Agreement, or to be paid by the principal distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Directors; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Directors with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by or under common control with OMC, who may also serve as officers, Directors or employees of the Fund shall not receive any compensation from the Fund for their services.

    5. COMPENSATION OF OMC. The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day and payable monthly at the annual rates set forth in Appendix A.

    6. USE OF NAME "OPPENHEIMER." OMC hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by OMC, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OMC in connection with any of its activities or licensed by OMC to any other party.

    7.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) OMC is authorized, in arranging the Fund's portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including "affiliated" broker dealers (as that term is defined in the Investment Company Act) (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph "(c)" of this paragraph "7," the benefit of such investment information or research as may be of significant assistance to the performance by OMC of its investment management functions.

    (b) OMC shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (c) OMC shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers (other than affiliated broker-dealers) qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities
Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OMC and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OMC will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Directors were reasonable in relation to the benefits to the Fund.

    (d) OMC shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Directors and the provisions of this paragraph "7."

    (e) The Fund recognizes that an affiliated broker-dealer (i) may act as one of the Fund's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

    (f) Subject to the foregoing provisions of this paragraph "7", OMC may also consider sales of Fund shares and shares of other investment companies managed by OMC or its affiliates as a factor in the selection of broker-dealers for the Fund's portfolio transactions.

    8.   DURATION.  This Agreement will take  effect on the date first set forth
above and will continue in effect until            , 1998, and thereafter,  from
year to year, so long as such continuance shall be approved at least annually in the manner contemplated by Section 15 of the Investment Company Act.

    9. TERMINATION. This Agreement may be terminated (i) by OMC at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

    10. ASSIGNMENT OR AMENDMENT. This Agreement may not be amended without the affirmative vote or written consent of the holders of a "majority" of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

    11. DISCLAIMER OF SHAREHOLDER LIABILITY. OMC understands that the obligations of the Fund under this Agreement are not binding upon any Director or shareholder of the Fund personally, but bind only the Fund and the Fund's property. OMC represents that it has notice of the provisions of the Company's Articles of Incorporation of the Company disclaiming shareholder liability for acts or obligations of the Fund.

    12.   DEFINITIONS.   The terms  and provisions  of this  Agreement shall  be
interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

                  CONNECTICUT MUTUAL INVESTMENT
                  ACCOUNTS, INC.
                  By:
                  --------------------------------------------------------------
                    President

                  OPPENHEIMER MANAGEMENT CORPORATION
                  By:
                  --------------------------------------------------------------
                    Senior Vice President

                                                                      APPENDIX A

    The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day payable monthly at the following annual rates:

LIQUID ACCOUNT:

NET ASSET VALUE                                                          ANNUAL RATE
----------------------------------------------------------------------  -------------
First $200,000,000....................................................        0.50%
Next $100,000,000.....................................................        0.45%
Amount over $300,000,000..............................................        0.40%

TOTAL RETURN ACCOUNT, GOVERNMENT SECURITIES ACCOUNT, INCOME ACCOUNT AND GROWTH
ACCOUNT:

NET ASSET VALUE                                                         ANNUAL RATE
----------------------------------------------------------------------  ------------
First $300,000,000....................................................       0.625%
Next $100,000,000.....................................................       0.500%
Amount over $400,000,000..............................................       0.450%

CAPITAL APPRECIATION ACCOUNT AND BALANCED ACCOUNT:

NET ASSET VALUE                                                          ANNUAL RATE
----------------------------------------------------------------------  -------------
First $250,000,000....................................................        0.85%
Amount over $250,000,000..............................................        0.75%

DIVERSIFIED INCOME ACCOUNT:

NET ASSET VALUE                                                          ANNUAL RATE
----------------------------------------------------------------------  -------------
First $250,000,000....................................................        0.75%
Amount over $250,000,000..............................................        0.65%

                                                                       EXHIBIT B

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                           LIFESPAN BALANCED ACCOUNT
                                    FORM OF
                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER

    AGREEMENT  made as of the   day of           , 1996 by and among Oppenheimer
Management  Corporation  (the  "Investment   Adviser")  and  Pilgrim  Baxter   &
Associates, Ltd., (the "Subadviser").

    Connecticut Mutual Investment Accounts, Inc., a Maryland corporation (the "Company"), is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The LifeSpan Balanced Account (the "Account") is a series of the Company. The Investment
Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the "Advisers Act").

    Pursuant to authority granted the Investment Adviser by the Company's Board of Directors and pursuant to the provisions of the Investment Advisory Agreement
dated            , 1996 between the Investment Adviser and Company, on behalf of the Account, the Investment Adviser has selected the Subadviser to act as an investment subadviser of the Account and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Investment Adviser and the Company, on behalf of the Account agree with the Subadviser as follows:

    1. The Subadviser will regularly provide the Account with advice concerning the investment management of the Small Capitalization US Equity portfolio of the Account (the "Sub-Account"), designated by the Investment Adviser. Such advice shall be consistent with the investment objectives and policies of the Account as set forth in the Account's Prospectus and Statement of Additional Information, and any investment guidelines or other instructions received in writing from the Investment Adviser. The Subadviser will determine what securities shall be purchased for the Sub-Account, and what securities shall be held or sold by the Account, subject always to the provisions of Section 9 hereof.

    The Investment Adviser shall oversee the management of the Sub-Account by the Subadviser. The Investment Adviser shall manage directly, or by engaging other subadvisers, and the Subadviser shall not be responsible for the management of any portion of the Account not designated as part of the Sub-Account. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Account, except as otherwise provided herein, as required by the Advisers Act as may be necessary for the

Subadviser to supply to the Investment Adviser, the Company or the Company's Board of Directors the information required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company upon request.

    In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, Account or the Investment Adviser in any way or otherwise be deemed to be an agent of the Company, Account or the Investment Adviser. The Subadviser will make its officers and employees available to meet with the Company's officers and Board of Directors at least quarterly on due notice to review the investments and investment program of the Account in the light of current and prospective economic and market conditions.

    2. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Account's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities. Specifically, the Subadviser will not be responsible for expenses of the Account including, but not limited to, the following: legal expenses; auditing and accounting expenses; expenses of maintenance of the Account's books and records relating to the Account, including computation of the Account's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Account's shares; expenses of registering and qualifying Account shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Account shareholders; cost of stationery; costs of shareholders and other meetings of the Account; traveling expenses of officers, Directors and employees of the Company or Account, if any; fees of the Company's Directors and salaries of any officers or employees of the Company or Account; and the Account's pro rata portion of premiums on any fidelity bond and other insurance covering the Company, the Account and their officers and Directors.

    The Account shall reimburse the Subadviser for any such expenses or other expenses of the Account, as may be reasonably incurred by such Subadviser on the Account's behalf. The Subadviser shall keep and supply to the Account and the Investment Adviser adequate records of all such expenses.

    3. For all investment management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, payable quarterly, as described in SCHEDULE A hereto. For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Account shall have no responsibility for any fee payable to the Subadviser.

    In the event that the advisory fee payable by the Account to the Investment Adviser shall be reduced as required by the securities laws or regulations of any jurisdiction in which the Account's shares are offered for sale, the amount payable by the Adviser to the Subadviser shall be likewise reduced by a proportionate amount.

    4. In connection with purchases or sales of securities for the Account, neither the Subadviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Sub-Account, other than as provided in this Agreement. The Subadviser, or its agent, shall arrange for the placing of all orders for the purchase and sale of securities for the Sub-Account with brokers or dealers selected by the Subadviser, provided that the Subadviser shall not be responsible for payment of brokerage commissions. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Account the best execution available. Neither the Subadviser nor any affiliate of the Subadviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Account, other than compensation provided for in this Agreement or in the Investment Advisory Agreement of the Account and such brokerage commissions as are permitted by the 1940 Act. If and to the extent authorized to act as broker in the relevant jurisdiction, the Subadviser or any of its affiliates may act as broker for the Account in the purchase and sale of. The Subadviser agrees that all transactions effected through the Subadviser or brokers affiliated with the Subadviser shall be effected in compliance with Section 17(e) of the 1940 Act and written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as amended, copies of which shall be provided to the Subadviser by the Investment Adviser.

    5. It is also understood that it is desirable for the Account that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Account than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Account with such certain brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Account, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Account. The Subadviser's services to the Account pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Subadviser may render investment advice, management and other services to others.

    Provided the investment objectives of the Account are adhered to, and such aggregation is in the best interests of the Account, the Subadviser may aggregate sales and purchase orders of securities held for the Account with similar orders being made simultaneously for other accounts managed by the Subadviser, if in the Subadviser's reasonable judgment, such aggregation is equitable and consistent with the Subadviser's fiduciary obligation to the Account and shall result in an overall economic benefit to the Account, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily.

    The Subadviser will advise the Account's custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchases, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or the Investment Adviser may reasonably request, the Subadviser will furnish to the Company's officers and to each of its Directors, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Account or the Investment Adviser may reasonably request.

    6. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of duties of the Subadviser to the Account, the Subadviser shall not be subject to liabilities to the Account, the Adviser, the Company, or to any shareholder of the Account for any error of judgement or mistake of law or for any other action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    Notwithstanding the above, the Subadviser will indemnify and hold harmless the Investment Adviser from, against, for and in respect to losses, damages, costs and expenses incurred by the Investment Adviser, including attorneys' fees reasonably incurred, in the event of the Subadviser's willful misfeasance, bad faith or negligence in the performance of its duties or obligations hereunder or by reason if its reckless disregard of such duties or obligations; provided, however, that the Investment Adviser shall not be so indemnified for such losses, damages, costs and expenses, including such attorneys' fees, to the extent they result from the Investment Adviser's willful misfeasance, bad faith or negligence. The Investment Adviser shall indemnify and hold harmless the Subadviser to the same extent and subject to the same limitations as the Subadviser shall indemnify the Investment Adviser pursuant to the previous sentence.

    7.  This Agreement shall remain in force until             , 1998, and  from
year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Account, is specifically approved at least annually by the vote of a majority of the Directors who are not interested persons of the Subadviser, the Investment Adviser or the Account, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Account. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be terminated at any time without the payment of any penalty, (a) by the Company, by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Account, upon 60 days' written notice to the Adviser and Subadviser, (b) by the Investment Adviser, upon 60 days' written notice to the Account and the Subadviser, or (c) by the Subadviser, upon 90 days' written notice to the Account and Investment Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    8. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Account and by the Board of Directors, including a majority of the Directors who are not interested persons of the Investment Adviser, the Subadviser or the Account, cast in person at a meeting called for the purpose of voting on such approval.

    It shall be the responsibility of the Subadviser to furnish to the Board of Directors of the Company such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

    9.   The  Subadviser will  conform its conduct  in accordance  with and will ensure that the Sub-Account conforms with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the 1940 Act, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Account as each of the same shall be from time to time in effect as set forth in the Account's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Investment Adviser, and subject, further, to such policies and instructions as the Board of Directors or the Investment Adviser may from time to time establish and deliver to the Subadviser.

    In addition, the Subadviser, taking into account only income and gains realized with respect to the Sub-Account, will cause the Sub-Account to comply with the requirements of: (a) Section 851(b)(2) of the Code regarding derivation of income from specified investment activities; (b) Section 851(b)(3) of the Code limiting gains from the disposition of securities and certain other investments held less than three months, in each case as if the Sub-Account were a "regulated investment company" as defined in Section 851(a) of the Code; and the regulations pertaining thereto. The Subadviser shall not without the prior express written consent of the Adviser: (a) invest Sub-Account assets having a value exceeding five percent of the Account's total (gross) assets in securities of one issuer; or (b) cause the Sub-Account to acquire more than ten percent of the outstanding voting securities of any one issuer; or (c) invest Sub-Account assets in investments that are not cash, cash items (including receivables), Government securities, securities of other regulated investment companies, or other securities within the meaning of Section 851(b)(4) of the Code. For purposes of clauses (a) and (b) of the foregoing sentence the term "securities" shall exclude "Government securities" and "securities of other regulated investment companies" as each such term is used in Section 851(b)(4) of the Code.

    10. The Subadviser represents that it has reviewed the Registration Statement of the Company as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is an investment adviser registered under the Advisers Act.

    11. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

    12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. Any notice given to the Subadviser by the Investment Adviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered or mailed, postpaid, to: Pilgrim Baxter & Associates, Ltd., 1255 Drummers Lane, Suite 300, Wayne, PA 19087-1549, Attn: Mr. Brian Bereznak. Any notice given to the Investment Adviser by the Subadviser, pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered to Oppenheimer Management Corporation, Two World Trade Center, New York, NY 10048.

    14. It is understood and expressly stipulated that the Subadviser must look solely to the property of the Account for the enforcement of any claims against the Account and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

    15.  This  Agreement  may  be   executed  simultaneously  in  two  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above, and effective as of
           , 1996.

                   OPPENHEIMER MANAGEMENT CORPORATION

                   By:
                   -------------------------------------------------------------
                   Its:
                   -------------------------------------------------------------
                   PILGRIM BAXTER & ASSOCIATES, LTD.
                   By:
                   -------------------------------------------------------------
                   Its:
                   -------------------------------------------------------------

PILGRIM BAXTER & ASSOCIATES, LTD.

                                   SCHEDULE A
                                       TO
                             SUBADVISORY AGREEMENT

    The fee payable by the Investment Adviser to the Subadviser shall be at an annual rate equal to a percentage of the average daily Net Assets Under Management (as defined below) as follows:

    ANNUAL RATE

    .60% of the total net assets under management

    For purposes of this Schedule A, Net Assets Under Management shall consist of the aggregated net assets of each Sub-Account as follows:

    (a) the Aggressive Growth Sub-Account of the CMIA LifeSpan Capital Appreciation Account; (b) the Aggressive Growth Sub-Account of the Series Fund I Life Span Capital Appreciation Portfolio; (c) the Aggressive Growth Sub-Account of the CMIA LifeSpan Balanced Account; and (d) the Aggressive Growth Sub-Account of the Series Fund I LifeSpan Balanced Portfolio, in each case to the extent and for so long as the Subadviser also manages such assets.

    For purposes  hereof, the  value of  the net  assets of  the foregoing  Sub-
Accounts shall be computed in the manner specified in the applicable Prospectuses and Statements of Additional Information for the computation of the value of the net assets in connection with the determination of net asset value of their shares. On any day that the net asset determination is suspended as specified in the Prospectuses, the net asset value for purposes of calculating the Subadvisory fee with respect to each of the aforementioned shall be calculated as of the date last determined.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                           LIFESPAN BALANCED ACCOUNT
                                    FORM OF
                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER

    AGREEMENT made as of the   day of           , 1996 by and among  Oppenheimer
Management Corporation (the "Investment Adviser") and BEA Associates (the "Subadviser").

    Connecticut Mutual Investment Accounts, Inc., a Maryland corporation (the "Company"), is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The LifeSpan Balanced Account (the "Account") is a series of the Company. The Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the "Advisers Act").

    Pursuant to authority granted the Investment Adviser by the Company's Board of Directors and pursuant to the provisions of the Investment Advisory Agreement
dated            , 1996 between the Investment Adviser and Company, on behalf of the Account, the Investment Adviser has selected the Subadviser to act as an investment subadviser of the Account and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such investment subadviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Investment Adviser and the Company, on behalf of the Account agree with the Subadviser as follows:

    1. The Subadviser will regularly provide the Account with advice concerning the investment management of the High Yield Fixed Income portion of the Account (the "Sub-Account") designated by the Investment Adviser. Such advice shall be consistent with the investment objectives and policies of the Account as set forth in the Account's Prospectus and Statement of Additional Information, and any investment guidelines or other instructions received in writing from the Investment Adviser. The Subadviser will determine what securities shall be purchased for the Sub-Account, and what securities shall be held or sold by the Sub-Account, subject always to the provisions of Section 9 hereof.

    The Investment Adviser shall oversee the management of the Sub-Account by the Subadviser. The Investment Adviser shall manage directly, or by engaging other subadvisers, and the Subadviser shall not be responsible for the management of any portion of the Account not designated as part of the Sub-Account. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Account, except as otherwise provided herein, as required by the Advisers Act as may be necessary for the

Subadviser to supply to the Investment Adviser, the Company or the Company's Board of Directors the information required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company upon request.

    In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, Account or the Investment Adviser in any way or otherwise be deemed to be an agent of the Company, Account or the Investment Adviser. The Subadviser will make its officers and employees available to meet with the Company's officers and Board of Directors at least quarterly on due notice to review the investments and investment program of the Sub-Account in the light of current and prospective economic and market conditions.

    2. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Account's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities. Specifically, the Subadviser will not be responsible for expenses of the Account including, but not limited to, the following: legal expenses; auditing and accounting expenses; expenses of maintenance of the Account's books and records relating to the Account, including computation of the Account's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Account's shares; expenses of registering and qualifying Account shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Account shareholders; cost of stationery; costs of shareholders and other meetings of the Account; traveling expenses of officers, Directors and employees of the Company or Account, if any; fees of the Company's Directors and salaries of any officers or employees of the Company or Account; and the Account's pro rata portion of premiums on any fidelity bond and other insurance covering the Company, the Account and their officers and Directors.

    The Account shall reimburse the Subadviser for any such expenses or other expenses of the Account, as may be reasonably incurred by such Subadviser on the Account's behalf. The Subadviser shall keep and supply to the Account and the Investment Adviser adequate records of all such expenses.

    3. For all investment management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, payable quarterly, as described in SCHEDULE A hereto. For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Account shall have no responsibility for any fee payable to the Subadviser.

    In the event that the advisory fee payable by the Account to the Investment Adviser shall be reduced as required by the securities laws or regulations of any jurisdiction in which the Account's shares are offered for sale, the amount payable by the Adviser to the Subadviser shall be likewise reduced by a proportionate amount.

    4. In connection with purchases or sales of securities on behalf of the Account, neither the Subadviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Account, other than as provided in this Agreement. The Subadviser, or its agent, shall arrange for the placing of all orders for the purchase and sale of securities for the Sub-Account with brokers or dealers selected by the Subadviser, provided that the Subadviser shall not be responsible for payment of brokerage commissions. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Account the best execution available. Neither the Subadviser nor any affiliate of the Subadviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Sub-Account, other than compensation provided for in this Agreement or in the Investment Advisory Agreement of the Account and such brokerage commissions as are permitted by the 1940 Act. If and to the extent authorized to act as broker in the relevant jurisdiction, the Subadviser or any of its affiliates may act as broker for the Sub-Account in the purchase and sale of securities. The Subadviser agrees that all transactions effected through the Subadviser or brokers affiliated with the Subadviser shall be effected in compliance with
Section 17(e) of the 1940 Act and written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as amended, copies of which shall be provided to the Subadviser by the Investment Adviser.

    5. It is also understood that it is desirable for the Account that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Account than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Sub-Account with such certain brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Sub-Account, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Account. The Subadviser's services to the Account pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Subadviser may render investment advice, management and other services to others.

    Provided the investment objectives of the Account are adhered to, and such aggregation is in the best interests of the Account, the Subadviser may aggregate sales and purchase orders of securities held for the Account with similar orders being made simultaneously for other funds managed by the Subadviser, if in the Subadviser's reasonable judgment, such aggregation is equitable and consistent with the Subadviser's fiduciary obligation to the Account and shall result in an overall economic benefit to the Account, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily.

    The Subadviser will advise the Account's custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchases, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or the Investment Adviser may reasonably request, the Subadviser will furnish to the Company's officers and to each of its Directors, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held in the Sub-Account, all in such detail as the Account or the Investment Adviser may reasonably request.

    Subject to any other written instructions of the Investment Adviser, the Subadviser is hereby appointed the Investment Adviser's agent and attorney-in-fact on behalf of the Sub-Account in its discretion to vote, tender or convert any securities in the Sub-Account; to execute proxies, waivers, consents, account documentation, agreements, contracts and other instruments with respect to such securities and the assets of the Sub-Account; to endorse, transfer or deliver such securities and to participate in or consent to any class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities; and the Subadviser shall not incur any liability to the Investment Adviser or the Sub-Account by reason of any exercise of, or failure to exercise, any such discretion in the absence of willful misfeasance, bad faith, or gross negligence.

    6. The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Company, the Account or its share-holders by reason of: (a) the Subadviser negligently causing the Sub-Account to be in violation of any federal or state law, rule or regulation or any investment policy or restriction set forth in the Account's prospectus or Statement of Additional Information or any written guidelines or instruction provided in writing by the Company's Board of Directors or the Investment Adviser; (b) the Subadviser negligently causing the Sub-Account to fail to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") due to the Subadviser's failure to comply with the requirements set forth in the second paragraph of Section 9; or (c) the
Subadviser's  willful  misfeasance,  bad  faith  or  gross  negligence  in   the
performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; provided that, with respect to (a) and (b) above, Subadviser shall be deemed not to have been negligent if it acts in reliance upon written reports provided by Investment Advisor, the Company, the Account, or any of their respective authorized agents.

    The Subadviser will indemnify the Adviser to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys fees incurred by the Investment Adviser to the extent resulting, in whole or in part, from any of the Subadviser's acts or omissions specified in (a), (b) or (c) above or otherwise from the Subadviser's willful misfeasance, bad faith, or gross negligence, provided, however, that nothing herein contained will provide indemnity to the Investment Adviser for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

    7.  This Agreement shall remain in force until             , 1998, and  from
year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Account, is specifically approved at least annually by the vote of a majority of the Directors who are not interested persons of the Subadviser, the Investment Adviser or the Account, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Account. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be terminated at any time without the payment of any penalty, (a) by the Company, by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Account, upon 60 days' written notice to the Adviser and Subadviser, (b) by the Investment Adviser, upon 60 days' written notice to the Account and the Subadviser, or (c) by the Subadviser, upon 90 days' written notice to the Account and Investment Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    8. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Account and by the Board of Directors, including a majority of the Directors who are not interested persons of the Investment Adviser, the Subadviser or the Account, cast in person at a meeting called for the purpose of voting on such approval.

    It shall be the responsibility of the Subadviser to furnish to the Board of Directors of the Company such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

    9.   The  Subadviser will  conform its conduct  in accordance  with and will ensure that the Sub-Account conforms with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the 1940 Act, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Account as each of the same shall be from time to time in effect as set forth in the Account's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Investment Adviser, and subject, further, to such policies and instructions as the Board of Directors or the Investment Adviser may from time to time establish and deliver to the Subadviser.

    In addition, the Subadviser, taking into account only income and gains realized with respect to the Sub-Account, will cause the Sub-Account to comply with the requirements of: (a) Section 851(b)(2) of the Code regarding derivation of income from specified investment activities; and (b) Section 851(b)(3) of the Code limiting gains from the disposition of securities and certain other investments held less than three months, in each case as if the Sub-Account were a "regulated investment company" as defined in Section 851(a) of the Code; and the regulations pertaining thereto. The Subadviser shall not without the prior express written consent of the Adviser: (a) invest Sub-Account assets having a value exceeding five percent of the Account's total (gross) assets in securities of one issuer; or (b) cause the Sub-Account to acquire more than ten percent of the outstanding voting securities of any one issuer; or (c) invest Sub-Account assets in investments that are not cash, cash items (including receivables), Government securities, securities of other regulated investment companies, or other securities within the meaning of Section 851(b)(4) of the Code. For purposes of clauses (a) and (b) of the foregoing sentence the term "securities" shall exclude "Government securities" and "securities of other regulated investment companies" as each such term is used in Section 851(b)(4) of the Code.

    10. The Subadviser represents that it has reviewed the Registration Statement of the Company as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is an investment adviser registered under the Advisers Act.

    11. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

    12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. Any notice given to the Subadviser by the Investment Adviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered or mailed, postpaid, to: BEA Associates, One Citicorp Center, New York, NY 10048.

    Any notice given to the Investment Adviser by the Subadviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered to Oppenheimer Management Corporation, Two World Trade Center, New York, NY 10048.

    14. It is understood and expressly stipulated that the Subadviser must look solely to the property of the Account for the enforcement of any claims against the Account and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

    15.  This  Agreement  may  be   executed  simultaneously  in  two  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above, and effective as of
           , 1996.

                   OPPENHEIMER MANAGEMENT CORPORATION

                   By:
                   -------------------------------------------------------------
                   Its:
                   -------------------------------------------------------------

                   BEA ASSOCIATES

                   By:
                   -------------------------------------------------------------
                   Its:
                   -------------------------------------------------------------

BEA ASSOCIATES

                                   SCHEDULE A
                                       TO
                             SUBADVISORY AGREEMENT

    The fee payable by the Investment Adviser to the Subadviser shall be at an annual rate equal to a percentage of the average daily Net Assets Under Management (as defined below) as follows:

    ANNUAL RATE

    .45% of the first $25 Million of such assets
    .40% of the next $25 Million of such assets
    .35% of the next $50 Million of such assets
    .25% of such assets over $100 Million.

    For purposes of this Schedule A, Net Assets Under Management shall consist of the aggregated net assets of each Sub-Account as follows:

    (a) the High Yield Sub-Account of the CMIA LifeSpan Diversified Income Account; (b) the High Yield Sub-Account of the Series Fund I LifeSpan Diversified Income Portfolio; (c) the High Yield Sub-Account of the CMIA LifeSpan Balanced Account; (d) the High Yield Sub-Account of the Series Fund I LifeSpan Balanced Portfolio; (e) the High Yield Sub-Account of the CMIA LifeSpan Capital Appreciation Account; and (f) the High Yield Sub-Account of the Series Fund I LifeSpan Capital Appreciation Portfolio, in each case to the extent and for so long as the Subadviser also manages such assets.

    For purposes hereof, the value of net assets of the foregoing Sub-Accounts shall be computed in the manner specified in the applicable Prospectuses and Statements of Additional Information for the computation of the value of the net assets in connection with the determination of net asset value of their shares. On any day that the net asset determination is suspended as specified in the Prospectuses, the net asset value for purposes of calculating the subadvisory fee with respect to each of the aforementioned shall be calculated as of the date last determined.

                                                                       EXHIBIT C

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

    THIS INVESTMENT SUB-ADVISORY AGREEMENT is by and between Babson-Stewart Ivory International, a partnership organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Oppenheimer Management Corporation, a
Colorado corporation ("OMC"), effective            , 199  .

    WHEREAS, Oppenheimer                    Fund  (the "Fund")  is a  series  of
Oppenheimer             Fund, Inc. (the "Company"), a Maryland corporation which
is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Company has appointed OMC as the investment adviser for the Fund, pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

    WHEREAS, the Advisory Agreement provides that OMC may, at its option, subject to approval by the Board of Directors of the Company, and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of OMC under the Advisory Agreement;

    WHEREAS, OMC and the Sub-Adviser are investment advisers registered as such with the Commission, and OMC desires to appoint the Sub-Adviser as a sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

    NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, OMC and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  GENERAL PROVISION.

    OMC hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the international portion of the portfolio of the Fund designated by OMC (the "Sub-Account") and to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Company's Board of Directors, directly or through OMC, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

    (a) the provisions of the 1940 Act and any rules or regulations thereunder;

    (b) the provisions of Subchapter M of the Internal Revenue Code, as it may be amended from time to time;

    (c) any other applicable provisions of state or federal law;

    (d) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time;

    (e) policies and determinations of the Board of Directors of the Company and OMC;

    (f) the fundamental policies and investment restrictions of the Fund as reflected in the Company's registration statement under the 1940 Act or as such fundamental policies and investment restrictions may, from time to time, be amended by the Fund's shareholders;

    (g) the Prospectus and Statement of Additional Information of the Fund in effect from time to time; and

    (h) any investment guidelines or other instructions received in writing from OMC.

    The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company and OMC with respect to any matters dealing with the business and affairs of the Fund including without limitation the valuation of portfolio securities of the Sub-Account that are either not registered for public sale or not traded on any securities market.

    In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, the Fund or OMC in any way or otherwise be deemed to be an agent of the Company, the Fund or OMC.

2.  DUTIES OF THE SUB-ADVISER.

    (a) The Sub-Adviser shall, subject to the direction and control by the Company's Board of Directors or OMC, to the extent OMC's direction is not inconsistent with that of the Board of Directors, (i) regularly provide investment advice and recommendations to the Fund, directly or through OMC, with respect to the Sub-Account's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund with respect to the Sub-Account and the portfolio composition of the Sub-Account and determine what securities shall be purchased or sold for the Sub-Account of the Fund; (iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for the Sub-Account of the Fund and the sale of securities and other portfolio investments held in the Sub-Account of the Fund; and (iv) provide reports on the foregoing to the Board of Directors at each Board meeting.

    (b) Provided that neither OMC nor the Fund or the Company shall be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict OMC or the Sub-Adviser or any of their respective directors, officers, stockholders, partners or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Agreement.

    (e) The Sub-Adviser shall cooperate with OMC by providing OMC with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company on request. The Sub-Adviser shall, at its own expense, provide such officers for the Company as its Board may request.

3.  DUTIES OF OMC.

    OMC shall provide (or cause to be provided to) the Sub-Adviser the following information about the Sub-Account:

    (a) cash flow estimates on request;

    (b) notice of the Sub-Account's "investable funds" by 11:00 a.m. each business day;

    (c) as they are modified, from time to time, current versions of the documents and policies referred to in subparagraphs (d), (e), (f), (g) and (h) of paragraph 1 above.

4.  COMPENSATION OF THE SUB-ADVISER.

    The Sub-Adviser will bear its own costs of providing services hereunder. The Sub-Adviser shall not be responsible for the Fund's expenses. OMC agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the net asset value of the Sub-Account of the Fund as of the close of each business day and payable monthly by the tenth business day of the following month, at the following annual rates:

            .75% of the first $10 million of average net assets in the Sub-Account; .625% of the next $15 million of average net assets in the Sub-Account; .50% of the next $25 million of average net assets in the Sub-Account; and .375% of the average net assets in excess of $50 million in the Sub-Account.

    For any period less than a full month during which this Agreement is in effect, the fee shall be pro-rated according to the proportion which such period bears to a full month (a month being the calendar month of which such period is part). The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) In connection with purchases or sales of portfolio securities on behalf of the Fund, neither the Sub-Adviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of securities by the Fund, other than as provided herein. The Sub-Adviser is authorized, in arranging the purchase and sale of the Sub-Account's portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter
        "broker-dealers"), including broker-dealers that are "affiliated" broker-dealers (as that term is defined in the 1940 Act), as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. All transactions effected through any affiliated brokers shall be effected in compliance with Section 17(e) of the 1940 Act and any written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as it may be amended from time to time, copies of which procedures shall be provided to the Sub-Adviser by OMC.

    (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

    (c) The Sub-Adviser shall select broker-dealers to effect the Sub-Account's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Sub-Account's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (d) The Sub-Adviser shall not be responsible for payment of brokerage commissions.

    (e) Provided that such aggregation is in the best interests of the Fund, the Sub-Adviser may aggregate orders for the purchase and sale of securities for the Sub-Account with similar orders being made simultaneously for other funds managed by the Sub-Adviser, if, in the Sub-Adviser's reasonable judgment, such aggregation is equitable and consistent with the Sub-Adviser's fiduciary obligation to the Fund and shall result in an overall economic benefit to the Fund, taking into consideration the advantageous sale or purchase price, brokerage commissions or other expenses.

    (f) The Sub-Adviser will advise OMC and the Fund's Custodian promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commissions and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or OMC may reasonably request, the Sub-Adviser will furnish to the Company's officers and to its Directors, at the Sub-Adviser's expense, reports on portfolio transactions and reports on issuers of securities held in the Sub-Account, all in such detail as the Fund or OMC shall reasonably request.

6.  DURATION.

    This Agreement will take effect on               , 199 , and unless  earlier
    terminated pursuant to paragraph 7 shall remain in effect until December 31, 199 . Thereafter it shall continue in effect from year to year, so long as such continuance and the continuance of OMC as Adviser to the Fund shall be approved at least annually by the Company's Board of Directors, including the vote of the majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the 1940
    Act) of the outstanding voting securities of the Fund and by such a vote of the Company's Board of Directors.

7.  TERMINATION.

    This Agreement shall terminate automatically upon its assignment or in the event of the Company's termination of the Advisory Agreement; it may also be terminated: (i) by-the Sub-Adviser at any time without penalty upon ninety days' written notice to OMC and the Company; or (ii) by the Company at any time without penalty upon sixty days' written notice to OMC and the Sub-Adviser provided that such termination by the Company shall be directed or approved by a vote of a majority of all of the Directors of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the 1940 Act); or
    (iii) by OMC, upon 60 days' written notice to the Fund and the Sub-Adviser.

8.  NOTICE.

    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Company, at the addresses below or such other address as such other party may designate for the receipt of such notice.

    If to OMC:

        Oppenheimer Management Corporation
        Two World Trade Center, 34th Floor
        New York, NY 10048-0203
        Attention: Andrew J. Donohue, Esq.

    If to the Sub-Adviser:

        Babson-Stewart Ivory International
        One Memorial Drive
        Cambridge, Massachusetts 02142-1300
        Attention:
        ---------------------------

    If to either party, copy to:

        Oppenheimer
--------- Fund
        --------------------------------------------
        --------------------------------------------
        Attention:
        ---------------------------, Chairman

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until its approval by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of OMC, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

10. The Sub-Adviser represents that it has reviewed the Registration Statement of the Company, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12. It is expressly understood and stipulated that the Sub-Adviser must look solely to the property of the Fund for the enforcement of any claims against the Fund and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

13. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, OMC and the Sub-Adviser have caused this Agreement to be executed on the day and year first above written.

              OPPENHEIMER MANAGEMENT CORPORATION

              By:
              ---------------------------------------------------------
                              (Name) (Title)

              BABSON-STEWART IVORY INTERNATIONAL, a
              Partnership

              By:
              -----------------------------------------------------------
                              (Name) (Title)

                                                                       EXHIBIT D

                                    FORM OF
                           SERVICE PLAN AND AGREEMENT
                                    BETWEEN
                      OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                      AND
                                     [NAME]
                               FOR CLASS A SHARES

    SERVICE  PLAN AND AGREEMENT (the Plan) dated the     day of          , 1996,
by and between                              (the "Fund")  and OPPENHEIMER  FUNDS
DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written service plan for its class A Shares described in the Fund's registration statement as of the date this Plan takes effect, contemplated by and to comply with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, pursuant to which the Fund will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts ("Accounts") that hold class A Shares (the "Shares") of such series and class of the Fund. The Fund may be deemed to be acting as distributor of securities of which it is the issuer, pursuant to Rule 12b-l under the Investment company Act of 1940 (the "1940 Act"), according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering services and for the maintenance of Accounts. Such Recipients are intended to have certain rights as third party beneficiaries under this Plan.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

        (a) "Recipient" shall mean any broker, dealer, bank or other institution which: (i) has rendered services in connection with the personal service and maintenance of Accounts; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning such service; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate.

        (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.  PAYMENTS.

    (a) Under the Plan, the Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the amount of the lesser of: (i) .06250% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares, computed as of the close of each business day, or (ii) the Distributor's actual expenses under the Plan for that quarter of the type approved by the Board. The Distributor will use such fee received from the Fund in its entirety to reimburse itself for payments to Recipients and for its other expenditures and costs of the type approved by the Board incurred in connection with the personal service and maintenance of Accounts including, but not limited to, the services described in the following paragraph. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    The services to be rendered by the Distributor and Recipients in connection with the personal service and the maintenance of Accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of Accounts as the Distributor or the Fund may reasonably request. It may be presumed that a Recipient has provided services qualifying for compensation under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate services, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

    Payments received by the Distributor from the Fund under the Plan will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor, or for any other purpose other than for the payments described in this Section 3. The amount payable to the Distributor each quarter will be reduced to the extent that reimbursement payments otherwise permissible under the Plan have not been authorized by the Board of Trustees for that quarter. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods.

    (b) The Distributor shall make payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed .0625% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day, of Qualified Holdings owned beneficially or of record by the Recipient or by its Customers. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors. A majority of the Independent Directors may at any time or from time to time increase or decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or increase or decrease the number of shares constituting Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.

    (c) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources.

    4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection or replacement of Independent Directors and the nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the Independent Directors. Nothing herein shall prevent the Independent Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Independent Directors.

    5. REPORTS. While this Plan is in effect, the Treasurer of the Fund shall provide at least quarterly a written report to the Fund's Board for its review, detailing the amount of all payments made pursuant to this Plan, the identity of the Recipient of each such payment, and the purposes for which the payments were made. The report shall state whether all provisions of Section 3 of this Plan have been complied with. The Distributor shall annually certify to the Board the amount of its total expense incurred that year with respect to the personal service and maintenance of Accounts in conjunction with the Board's annual review of the continuation of the Plan.

    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that (i) such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Plan has been approved by a vote of the Independent Trustees cast in person at a meeting
called on             , 1995 for  the purpose of voting on this Plan, and  shall take  effect on  the date  first noted  above. Unless  terminated as hereinafter
provided, it shall continue in effect until              ,     and from year  to
year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the class. This Plan may not be amended to increase materially the amount of payments to be made without approval of the class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors.

OPPENHEIMER FUNDS DISTRIBUTOR,    [NAME]
INC.

 By: ---------------------------   By: ---------------------------
   Vice President                 Assistant Secretary
   & Secretary

                                                                       EXHIBIT E

                                    FORM OF
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                      WITH
                      OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                             FOR CLASS B SHARES OF
                                     [NAME]

    DISTRIBUTION  AND SERVICE PLAN AND AGREEMENT (the "Plan")  dated the     day
of         ,  1996, by  and between [NAME]  (the "Fund")  and OPPENHEIMER  FUNDS
DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-l (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (l) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

        (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this

    Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

        (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.    PAYMENTS  FOR  DISTRIBUTION  ASSISTANCE  AND  ADMINISTRATIVE   SUPPORT
SERVICES.

    (a)  The Fund will  make payments to the  Distributor, (i) within forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25%) on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such
Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

    The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

    The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished  to  current  holders  of  the  Fund's  Shares  ("Shareholders"),  and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

    It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

    (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

    Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (l) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (l) year.

    The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

    A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty
(30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    (c) The Service Fee and the Asset-Based Sales charge on Shares are subject to reduction or elimination of such amounts under the limits to which the
Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement;
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired by the Fund (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

    (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

    (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

    4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

    5. REPORTS. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Plan has been approved by a vote of the Board and its Independent Directors cast in
person at a meeting called on          , 199 , for the purpose of voting on this
Plan, and shall take effect on the date that the Fund's Registration Statement is declared effective by the Securities and Exchange Commission. Unless
terminated as hereinafter provided, it shall continue in effect until          ,
199 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

OPPENHEIMER FUNDS DISTRIBUTOR,    [NAME]
INC.

 By: ---------------------------   By: ---------------------------
   Vice President                 Vice President
   & Secretary

                   VOTE THIS VOTING INSTRUCTION CARD TODAY!
                                                     -----
                        YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS

          Please fold and detach card at perforation before mailing.
-------------------------------------------------------------------------------

[ACCOUNT NAME]  [EACH CARD A DIFFERENT COLOR]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                                                                     PROXY

                 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                               140 GARDEN STREET
                          HARTFORD, CONNECTICUT 06154
                        SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 22, 1996

     The undersigned hereby appoints David E. Sams, Jr., Donald H. Pond, Jr., Ann F. Lomeli and Michael A. Chong, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of [ACCOUNT NAME] (the "Account") which the undersigned is entitled to vote at a Special Meeting of Shareholders of Connecticut Mutual Investment Accounts, Inc. (the "Company") to be held at the offices of Connecticut Mutual Life Insurance Company located at 878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern time and any adjournments thereof.

     By signing and dating this proxy form, you authorize the above proxies to vote your shares of the Account only with respect to the following proposals set forth on the reverse side of this card (which are numbered to correspond to the numbering of proposals contained in the Proxy Statement):

               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                      Date:  ___________________________

                      PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                      Signature(s) of Shareholder(s):

                      _________________________________________________

                      _________________________________________________

(1) To approve the terms of new investment advisory agreements between the Company, on behalf of each Account, and Oppenheimer Management Corporation ("Oppenheimer"), the proposed investment adviser to the Account. FOR EACH ACCOUNT (OTHER THAN THE MUNICIPAL ACCOUNTS) VOTING SEPARATELY AND, WHERE REQUIRED, FOR EACH ACCOUNT'S CLASS A AND
         CLASS B SHAREHOLDERS VOTING SEPARATELY.

FOR /    /                  AGAINST /    /                ABSTAIN /    /


(2)(a) To approve the terms of new investment subadvisory agreements between Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the LifeSpan Capital Appreciation Account and LifeSpan Balanced Account. FOR LIFESPAN CAPITAL APPRECIATION ACCOUNT AND LIFESPAN BALANCED ACCOUNT VOTING SEPARATELY.

FOR /    /                  AGAINST /    /                ABSTAIN /    /


(2)(b) To approve the terms of new investment subadvisory agreements between Oppenheimer and BEA Associates with respect to each of the LifeSpan Capital Appreciation Account, LifeSpan Balanced Account and
         LifeSpan Diversified Income Account. FOR LIFESPAN CAPITAL APPRECIATION ACCOUNT, LIFESPAN BALANCED ACCOUNT AND LIFESPAN DIVERSIFIED INCOME ACCOUNT VOTING SEPARATELY.

FOR /    /                  AGAINST /    /                ABSTAIN /    /


(2)(c) To approve the terms of new investment subadvisory agreements between Oppenheimer and Babson-Stewart Ivory International Limited with respect to each of the LifeSpan Capital Appreciation Account and LifeSpan Balanced Account. FOR LIFESPAN CAPITAL APPRECIATION
         ACCOUNT AND LIFESPAN BALANCED ACCOUNT VOTING SEPARATELY.

FOR /    /                  AGAINST /    /                ABSTAIN /    /

(3) To approve the new distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Account, and, where an Account has more than one Class of shares, for each Class of shares of the Account, to make the plans consistent with those of other funds advised by Oppenheimer. FOR EACH ACCOUNT VOTING SEPARATELY AND, WHERE AN ACCOUNT HAS MORE THAN ONE CLASS OF SHARES, FOR EACH CLASS OF THE ACCOUNT VOTING SEPARATELY.

FOR /    /                  AGAINST /    /                ABSTAIN /    /


(4) To elect twelve (12) Directors to the Company's Board of Directors to serve until their successors have been duly elected and qualified. The nominees are Leon Levy, Robert G. Galli, Benjamin Lipstein, Bridget A. Macaskill, Elizabeth B. Moynihan, Kenneth A. Randall, Edward B. Regan, Russell S. Reynolds, Jr., Sidney M. Robbins, Donald W. Spiro, Pauline Trigere and Clayton K. Yeutter. FOR ALL ACCOUNTS VOTING TOGETHER.


FOR all of the nominees named above.            /     /

FOR all of the nominees named above
   except those whose name(s)
   have written below.                          /     /


VOTE WITHHELD for all nominees named above.     /     /

(5) To ratify the selection of Arthur Andersen, LLP as the Company's independent public accountants. FOR ALL ACCOUNTS VOTING TOGETHER.

FOR /    /                  AGAINST /    /                ABSTAIN /    /


     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c), 3 AND 5 AND FOR THE NOMINEES IN PROPOSAL 4.



                                      -3-